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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Vitesse Semiconductor Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 11, 2010

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VITESSE SEMICONDUCTOR CORPORATION, a Delaware corporation, will be held on May 11, 2010 at 9 a.m. local time at the Hyatt Westlake Plaza in Thousand Oaks, 880 S. Westlake Blvd., Westlake Village, California 91361 for the following purposes:

  1.
  To elect five directors to serve for the ensuing year and until their successors are duly elected (Proposal One);

  2.
  To approve the 2010 Vitesse Semiconductor Corporation Incentive Plan (Proposal Two);

  3.
  To ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2010 (Proposal Three); and

  4.
  To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Stockholders of record at the close of business on March 26, 2010 are entitled to notice of and to vote at the meeting.

        All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the meeting may vote in person even if he or she has returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Sincerely,
Christopher R. Gardner President and Chief Executive Officer

Camarillo, California
March 31, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 11, 2010

        The proxy statement and annual report to stockholders are available at www.vitesse.com/2010-annual-proxy.

YOUR VOTE IS IMPORTANT

        In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy card as promptly as possible and return it in the enclosed envelope. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy card.

VITESSE SEMICONDUCTOR CORPORATION
741 Calle Plano Drive
Camarillo, California 93012

PROXY STATEMENT

 INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Vitesse Semiconductor Corporation ("Vitesse" or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at Hyatt Westlake Plaza in Thousand Oaks, 880 S. Westlake Blvd., Westlake Village, California 91361 on May 11, 2010 at 9:00 a.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Our telephone number is (805) 388-3700. These proxy solicitation materials were first mailed on or about April 1, 2010 to all stockholders entitled to vote at the Annual Meeting.

Record Date and Share Ownership

        Stockholders of record at the close of business on March 26, 2010 (the "Record Date") are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. On the Record Date, 404,841,802 shares of our common stock, $0.01 par value, were issued and outstanding.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use (i) by delivering to us at our principal offices (Attention: Tracy Kern, Corporate Controller) a written notice of revocation or a duly executed proxy bearing a later date, or (ii) by attending the meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder, and you will need to provide a copy of such proxy at the meeting.

Attendance at the Annual Meeting

        All stockholders of record as of the Record Date may attend the Annual Meeting. Please note that cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. No items will be allowed into the Annual Meeting that might pose a concern for the safety of those attending. Additionally, to attend the meeting you will need to bring identification and proof sufficient to us that you were a stockholder of record as of the Record Date or that you are a representative of a stockholder of record as of the Record Date for a stockholder of record that is not a natural person. For directions to attend the Annual Meeting, please visit the Hyatt Westlake Plaza's website at http://westlake.hyatt.com/hyatt/hotels/services/maps/index.jsp or contact the hotel via telephone at (805) 557-1234.

Voting and Costs of Solicitation

        On all matters, other than the election of directors, each share has one vote.

        If you are a stockholder of record as of the Record Date, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. As stated above, you may still attend the Annual Meeting and vote in person if you have already voted by proxy.

  •
  To vote in person: Come to the Annual Meeting and we will give you a ballot at the time of voting. If you have previously turned in a proxy card, please notify us at the Annual Meeting that you intend to cancel the proxy and vote by ballot.

  •
  To vote using the proxy card: Simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, the designated proxies will vote your shares as you direct. If you are a stockholder of record, you will not be able to cast your vote over the Internet or by telephone. If you hold your shares in "street name," the broker, nominee, fiduciary or other custodian through which you hold your shares will instruct you as to how your shares may be voted by proxy.

        If you return a signed and dated proxy card without marking any voting directions, your shares will be voted:

  •
  "For" the election of all five (5) nominees for director set forth herein as described in Proposal One;

  •
  "For" the approval of the 2010 Vitesse Semiconductor Corporation Incentive Plan (the "2010 Incentive Plan") as described in Proposal Two;

  •
  "For" the ratification of the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2010 as described in Proposal Three;

        If any other matter is properly presented at the Annual Meeting, your proxy holders (one of the individuals named on your proxy card) will vote your shares in their discretion.

        If your shares are held in "street name," meaning that they are registered in the name of a broker, nominee, fiduciary or other custodian, then generally only that broker, nominee, fiduciary or other custodian may execute a proxy and vote your shares. Your broker, nominee, fiduciary or other custodian should provide you with a voting instruction form for your use to provide them with instructions as to how to vote your shares at the Annual Meeting. If your shares are held of record in "street name" by a broker, nominee, fiduciary or other custodian and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a "legal proxy" issued in your name.

        Stockholders that receive more than one proxy card or voting instruction form have shares registered in different forms or in more than one account. Stockholders that receive more than one proxy card are requested to please sign, date and return all proxy cards and provide instructions for all voting instruction forms received to ensure that all of your shares are voted.

        The cost of this solicitation will be borne by us. Georgeson Inc. will distribute proxy materials to beneficial owners, may solicit proxies by personal interview, mail, telephone, and electronic communications, and will request brokerage houses and other custodians, nominees, and fiduciaries to forward soliciting material to the beneficial owners of the common stock held on the record date by such persons. The Company will pay Georgeson Inc. $7,500 for its proxy solicitation services and will reimburse Georgeson Inc. for payments made to brokers and other nominees for their expenses in forwarding solicitation materials. Solicitations also may be made by personal interview, telephone, and electronic communications by directors, officers and other employees of the Company without additional compensation. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Quorum; Abstentions; Broker Non-Votes; Required Votes

        Our Bylaws provide that stockholders holding a majority of the shares of common stock issued and outstanding and entitled to vote on the Record Date constitute a quorum at meetings of stockholders. Therefore, at the Annual Meeting, the presence, in person or by proxy, of the holders of at least 202,420,902 shares of Common Stock will be required to establish a quorum. Each outstanding share of our Common Stock is entitled to one vote on each proposal at the Annual Meeting. Approval of the proposals requires the following votes: The five director nominees receiving the highest number of "For" votes will be elected as directors of the Company and each of Proposals 2 and 3 requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting. Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. Because directors are elected by a plurality vote, abstentions in the election of directors will have no impact once a quorum exists. Abstentions will be counted towards the vote total for each proposal, other than the election of directors, will have the same effect as "Against" votes with respect to the proposals to approve the 2010 Vitesse Semiconductor Corporation Incentive Plan and to ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2010. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Broker non-votes represented by submitted proxies will not be taken into account in determining the outcome of the election of directors or the proposals to approve the 2010 Vitesse Semiconductor Corporation Incentive Plan and to ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2010.

        If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.

Effect of Not Casting Your Vote

        If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Proposal One of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.

        Recent changes in regulations were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no vote will be cast on your behalf. Your bank or broker does not have discretion to vote any uninstructed shares in favor of the approval of the 2010 Incentive Plan (Proposal Two of this proxy statement), however your bank or broker will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company's independent registered public accounting firm (Proposal Three of this proxy statement).

Deadline for Receipt of Stockholder Proposals

        Proposals of stockholders that are intended to be presented by such stockholders at the annual meeting of stockholders for the 2010 fiscal year must be received by us no later than the close of business on the 45th day, nor earlier than the close of business on the 75th day, prior to the one year anniversary of the date these proxy materials were first mailed by us unless the annual meeting of stockholders is held prior to April 11, 2011 or after July 10, 2011, in which case, the proposal must be received by us not earlier than the 120th day prior to the annual meeting and not later than the later of the 90th day prior to the annual meeting and the tenth day following public announcement of the date the annual meeting will be held and must otherwise be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Under the federal securities laws, for such a matter to be included in the proxy materials for the annual meeting of stockholders for the 2010 fiscal year, timely notice must be delivered to us at our principal executive offices to the attention of Tracy Kern, our Corporate Controller, not less than 120 days before the date of our proxy statement released to stockholders in connection with the previous year's annual meeting, or December 2, 2010. Stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

        However, if a stockholder wishes only to recommend a candidate for consideration by the Governance and Nominating Committee as a potential nominee for the Company's Board, see the procedures discussed in "Proposal One—Election of Directors—Process for Recommending Candidates for Election to the Board of Directors."

        The attached proxy card grants to the proxyholders discretionary authority to vote on any matter raised at the Annual Meeting.

Delivery of Voting Materials to Stockholders Sharing an Address

        To reduce the expense of delivering duplicate voting materials to our stockholders who may hold shares of Vitesse common stock in more than one stock account, we are delivering only one set of the proxy solicitation materials to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. We will promptly deliver, upon written or oral request, a separate copy of the annual report or this proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. To obtain an additional copy, you may write us at 741 Calle Plano Drive, Camarillo, California 93012, Attn: Investor Relations, or contact us by telephone at (805) 388-3700 and request to be connected to our Investor Relations department. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may contact us at the address or telephone number specified above to request that only a single copy of these materials be delivered to your address in the future. Stockholders sharing a single address may revoke their consent to receive a single copy of our proxy materials in the future at any time by contacting our distribution agent, Broadridge, either by calling toll-free at 1-800-542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Broadridge will remove such stockholder from the householding program within 30 days of receipt of such written notice, after which each such stockholder will receive an individual copy of our proxy materials.

Further Information

        We will provide without charge to each stockholder solicited by these proxy solicitation materials a copy of Vitesse's annual report on Form 10-K for the fiscal year ended September 30, 2009 without exhibits and any amendments thereto on Form 10-K/A upon request of such stockholder made in writing to Vitesse Semiconductor Corporation, 741 Calle Plano Drive, Camarillo, California 93012, Attn: Investor Relations. We will also furnish any exhibit to the annual report on Form 10-K if specifically requested in writing. You can also access our Securities and Exchange Commission ("SEC") filings, including our annual reports on Form 10-K, and all amendments thereto filed on Form 10 K/A, on the SEC website at www.sec.gov.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 11, 2010

        The proxy statement and annual report to stockholders are available at www.vitesse.com/2010-annual-proxy.

 PROPOSAL ONE
ELECTION OF DIRECTORS

Nominees

        Five (5) members of our Board are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. Each nominee has consented to be named a nominee in the proxy statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director, if additional persons are nominated at the meeting or if stockholders are entitled to cumulate votes, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will ensure the election of as many of the nominees listed below as possible, and the specific nominees to be voted for will be determined by the proxy holders.

        We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified or until his or her earlier resignation or removal. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he or she is or was to be selected as a director or officer.

        The names of the nominees, all of whom are currently directors standing for re-election, and certain information about them as of March 26, 2010 are set forth below. All of the nominees have been recommended for nomination by a majority of the Board acting on the recommendation of the Governance and Nominating Committee of the Board, which was approved by a majority vote of the members of such committee. The committee consists solely of independent members of the Board. There are no family relationships among directors or executive officers of Vitesse.

Name	Age	Director Since	Principal Occupation
Christopher R. Gardner	49	2006	President and Chief Executive Officer
Steven P. Hanson(1)(2)	61	2007	Senior Partner at Southwest Value Acquisitions LLC
James H. Hugar(1)(2)	63	2009	Retired Partner at Deloitte & Touche, LLP
G. Grant Lyon(3)	46	2009	President of Odyssey Capital Group, LLC
Edward Rogas, Jr.(1)(3)	69	2006	Chairman of the Board of Vitesse, Retired Senior Vice President at Teradyne, Inc.

(1)
Member of the Audit Committee.

(2)
Member of the Nominating and Corporate Governance Committee.

(3)
Member of the Compensation Committee.

        Except as set forth below, each of our directors has been engaged in his principal occupation set forth above during the past five years.

        Christopher R. Gardner, age 49, has been a director since October 26, 2006. Mr. Gardner has been our Chief Executive Officer since 2006. He served as Vice President and Chief Operating Officer from 2000 to 2002. From 2002 until he was appointed Chief Executive Officer in 2006, he served as Vice President and General Manager of the Network Products Division. Mr. Gardner served as a member of the Technical Staff at Bell Laboratories from 1982 to 1986. Mr. Gardner received his BSEE from Cornell University and his MSEE from the University of California at Berkeley.

        Steven P. Hanson, age 61, has been a director since August 16, 2007. Mr. Hanson has been a senior partner at Southwest Value Acquisitions LLC, a private equity firm, since 2004. In addition Mr. Hanson serves on the Board of Deca Technologies Inc., a chip scale packaging company and subsidiary of

Cypress Semiconductor Corp. From 2007 to 2009, he served as the Chairman of InPlay Technologies Inc., a high-technology firm delivering human input device technologies and products. From 1999 to 2003, Mr. Hanson was President and Chief Executive Officer of ON Semiconductor. He has served for more than 32 years in senior executive roles at technology companies, including 28 years at Motorola in various engineering management and leadership positions. Mr. Hanson has served Arizona State University as a member of the Dean's Advisory Council, W.P. Carey School of Business and the Dean's Advisory Council for the Ira A. Fulton School of Engineering. Mr. Hanson holds a BSEE from the College of Engineering at Arizona State University.

        James H. Hugar, age 63, was appointed to the Board of Directors on October 30, 2009. Mr. Hugar recently retired from Deloitte & Touche, LLP, a public accounting firm, where he was an audit partner from 1982 to 2008, specializing in the financial services industry. Prior to his retirement, he also served as the partner-in-charge of the Southern California Investment Companies Industry and Broker/Dealer Practice Unit. Mr. Hugar currently expects to join the board of directors of Imperial Capital Group, Inc. in connection with the closing of Imperial Capital Group, Inc.'s initial public offering. Mr. Hugar holds a bachelor's degree in Accounting (cum laude) from Pennsylvania State University and an MSBA degree from the University of California, Los Angeles and is a Certified Public Accountant.

        G. Grant Lyon, age 46, was appointed to the Board of Directors on October 30, 2009. Mr. Lyon is the president of Odyssey Capital Group, LLC, a financial advisory and management consulting firm, which he founded in 1998. In 2005, he served as interim Chief Financial Officer of Hypercom Corporation. Before 2005, Mr. Lyon held positions as managing director at Ernst & Young Corporate Finance, LLC, a managing member of Golf Equity, LLC, vice president, Capital Markets at Evans Withycombe Residential, Inc. He began his career at Arthur Andersen LLP, where he worked from 1987 to 1997. Mr. Lyon has been involved in corporate initiatives that have included capital acquisition, business and securities valuation, acquisitions and mergers, and bankruptcy reorganizations. Mr. Lyon is a director of Fairfield Residential LLC and Chairman of the Board of Three Five Systems, Inc. He has also served as a director of Tickets.com, Inc. Mr. Lyon holds a bachelor's degree (magna cum laude) and an MBA degree (with high distinction) from Brigham Young University. He is a Certified Public Accountant and a published author and speaker.

        Edward Rogas, Jr., age 69, has been a director since January 24, 2006 and the Chairman of the Board of Directors since December 2006. Mr. Rogas is currently retired. He served as a Senior Vice President at Teradyne, Inc., an automated test equipment manufacturer, from 2000 through 2005. From 1976 to 2000, he held various management positions in the semiconductor ATE portion of Teradyne's business, including Vice President from 1984 to 2000. Prior to that, from 1973 to 1976, he served as a Vice President at American Research and Development. Mr. Rogas is currently on the Board of Vignani Technologies Pvt Ltd. (a private Indian company). Mr. Rogas holds a bachelor's degree from the United States Naval Academy and an MBA (with distinction) from Harvard Business School.

        The authorized number of directors under our bylaws is a minimum of five and a maximum of nine, with the exact number set by the Board. Currently the authorized number of directors of the Company is five.

        As a condition to the closing of our recently announced debt restructuring transaction, the Company was obligated to appoint two qualified new directors prior to November 2, 2009 from a list of at least four persons identified by the holders of our convertible debentures. The Company received a list of eight director candidates from the holders of the convertible debentures, including James H. Hugar and G. Grant Lyon. Members of our Board reviewed the qualifications of each of the eight candidates and conducted interviews with four of the candidates. As per our independent directors selection process announced on July 17, 2007, these four candidates were also vetted by an independent executive search firm, McDermott & Bull. McDermott & Bull provided an assessment of each candidate's experience as compared to the qualifications criteria and Independence Standards as documented in the Company's Corporate Governance Guidelines. This document is available on the Company's website, http://www.vitesse.com, under "Investors—Corporate Governance." McDermott & Bull also conducted a comprehensive and confidential background investigation of the final candidates.

        The resignation of three of our former directors and the appointment of James H. Hugar and G. Grant Lyon to the Board to fill two of the resulting vacancies became effective on October 30, 2009, upon the closing of our debt restructuring transaction on October 30, 2009.

Director Independence

        The Board has determined that, with the exception of Mr. Gardner, all of its current members meet the criteria for independence set forth in the NASDAQ Listing Rules and the Company's Corporate Governance Guidelines. Our Corporate Governance Guidelines are posted on our website, http://www.vitesse.com, under "Investors—Corporate Governance."

Board Meetings and Committees

        The Board held a total of forty-four (44) meetings during fiscal year 2009. During fiscal year 2009, the Board had three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. In addition, in fiscal year 2009, the Board had one additional committee: the Strategic Development Committee. The Strategic Development Committee was dissolved effective as of October 30, 2009. Three of the members of that Committee, Guy Adams, Willow Shire and Robert Lundy, resigned from the Board effective as of October 30, 2009. Each of our incumbent directors attended at least 75% of the aggregate of all meetings of the Board and the committees of the Board upon which such director served in fiscal year 2009. Under our Corporate Governance Guidelines, the Board is required to hold an executive session at each meeting of the Board at which employee directors are not present.

  Audit Committee

        The Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Exchange Act, consists of directors Hugar, Hanson and Rogas. Mr. Hugar was appointed to the Committee as its Chairman on December 9, 2009. The Audit Committee held sixteen (16) meetings during fiscal year 2009. All of the members of the Audit Committee are "independent" as defined under rules promulgated by the SEC and meet the NASDAQ Listing Rules criteria for independence. The Board has determined that Mr. Hugar is an "audit committee financial expert" as that term is defined in Item 407(d)(5) of Regulation S-K. Among other things, the Audit Committee assists our Board of Directors in its oversight of the integrity of our financial statements, the qualifications and independence of our independent audits, the performance of our internal audit function, compliance with legal and regulatory requirements, our disclosure controls, and system of internal controls. A copy of the Audit Committee charter, including any updates thereto, is available on our website at www.vitesse.com.

  Compensation Committee

        The Compensation Committee of the Board consists of directors Lyon and Rogas, both of whom were appointed to this Committee on December 9, 2009 following the resignation of directors Adams, Lundy and Shire from the Board effective as of October 30, 2009. The Compensation Committee held twelve (12) meetings during fiscal year 2009. The Compensation Committee, among other things, reviews and approves our executive compensation policies and programs, and grants stock options to our employees, including officers, pursuant to our stock option plans. See "Executive Officers and Executive Compensation—Compensation Discussion and Analysis" and "Director Compensation"

below for a description of our processes and procedures for the consideration and determination of executive and director compensation. A copy of the Compensation Committee charter, including any updates thereto, is available on our website at www.vitesse.com.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee consists of directors Hanson and Hugar. During fiscal year 2009, the Governance and Nominating Committee consisted of directors Shire, Hanson and Lundy. Mr. Hugar was appointed to the Committee on December 9, 2009. The Nominating and Corporate Governance Committee held six (6) meetings during fiscal year 2009. The Nominating and Corporate Governance Committee, among other things, assists the Board by making recommendations to the Board on matters concerning director nominations and elections, board committees and corporate governance. A copy of the Nominating and Corporate Governance Committee charter, including any updates thereto, is available on our website at www.vitesse.com.

  Corporate Governance Guidelines

        The Company maintains a set of Corporate Governance Guidelines, which can also be found on our website under "Investors—Corporate Governance." The Corporate Governance Guidelines cover a range of governance-related matters, including that the Board of Directors maintain an independent Chairman of the Board and that three-fourths of the Board consist of independent members.

  Codes of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics for members of the Board of Directors, a Code of Business Conduct and Ethics for all officers and employees of the Company and its consolidated subsidiaries, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer/Controller and persons performing similar functions. Copies of these Codes are posted on our website, http://www.vitesse.com, under "Investors—Corporate Governance." We intend to disclose any amendment to, or waiver from, the provisions of these Codes on our website under "Investors—Corporate Governance."

Attendance at Annual Meeting of Stockholders by Directors

        It is the policy of the Company that absent extraordinary circumstances each member of the Board of Directors shall attend our annual meeting of stockholders.

Process for Recommending Candidates for Election to the Board of Directors

        The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders. A stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to us at our principal offices (Attention: Tracy Kern, Corporate Controller) and must include the candidate's name, age, home and business contact information, principal occupation or employment, the number of shares beneficially owned by the nominee, whether any hedging transactions have been entered into by the nominee or on his or her behalf, information regarding any arrangements or understandings between the nominee and the stockholder nominating the nominee or any other persons relating to the nomination, a written statement by the nominee acknowledging that the nominee will owe a fiduciary duty to the Company, if elected, and any other information required to be disclosed about the nominee if proxies were to be solicited to elect the nominee as a director. For a stockholder recommendation to be considered by the Nominating and Corporate Governance Committee as a potential candidate at an annual meeting, nominations must be received on or before the deadline for receipt of stockholder proposals for such meeting. In the event a stockholder decides to nominate a candidate for director and solicits proxies for such candidate, the stockholder will need to follow the rules set forth by the SEC and in our bylaws. See "Information Concerning Solicitation and Voting—Deadline for Receipt of Stockholder Proposals."

        The Nominating and Corporate Governance Committee's criteria and process for evaluating and identifying the candidates that it approves as director nominees are as follows:

  •
  The Nominating and Corporate Governance Committee regularly reviews the current composition and size of the Board.

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  The Nominating and Corporate Governance Committee reviews the qualifications of any candidates who have been properly recommended by a stockholder, as well as those candidates who have been identified by management, individual members of the Board or, if the Nominating and Corporate Governance Committee determines, a search firm. Such review may, in the Nominating and Corporate Governance Committee's discretion, include a review solely of information provided to the Nominating and Corporate Governance Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Nominating and Corporate Governance Committee deems proper.

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  The Nominating and Corporate Governance Committee evaluates the performance of the Board as a whole and evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of stockholders.

  •
  The Nominating and Corporate Governance Committee considers the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. Except as may be required by rules promulgated by the NASDAQ Stock Market or the SEC, it is the current belief of the Nominating and Corporate Governance Committee that there are no specific, minimum qualifications that must be met by any candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. In selecting new directors of the Company, consideration will be given to each individual director's personal qualities, experiences and abilities; the collective skills of all of the directors, taking into account the responsibilities of the Board; and qualifications imposed by law and regulation. As stated in the Company's Corporate Governance Guidelines, the Company has following expectations of its directors and director candidates:

  •
  Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the shareowners.

  •
  Directors must also have an inquisitive and objective perspective, practical wisdom and mature judgment.

  •
  The Company's directors should represent diverse experiences at a strategy/policy setting level, and should be people who have high-level managerial experience and who are accustomed to dealing with complex problems.

  •
  Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time.

  •
  Directors should also possess a willingness to challenge and stimulate management and demonstrate the ability to work as part of a team in an environment of trust.

  •
  Directors should offer their resignation in the event of any significant change in their personal circumstances, including a change in their principal job responsibilities.

    The Nominating and Corporate Governance Committee may, from time to time, establish additional qualifications for directors as it shall deem appropriate.

  •
  In evaluating the qualifications of the candidates, the Nominating and Corporate Governance Committee considers many factors, including, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. The Nominating and Corporate Governance Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. The Nominating and Corporate Governance Committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. While the Nominating and Corporate Governance Committee has not established specific minimum qualifications for director candidates, the Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have qualifications that will increase the overall effectiveness of the Board, and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members;

  •
  In evaluating and identifying candidates, the Nominating and Corporate Governance Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm.

  •
  After such review and consideration, the Nominating and Corporate Governance Committee recommends the slate of director nominees to the full Board for its approval.

        The Nominating and Corporate Governance Committee will endeavor to notify, or cause to be notified, all director candidates, including those recommended by a stockholder, of its decision as to whether to nominate such individual for election to the Board.

Stockholder Communication with the Board of Directors

        We believe that management speaks for Vitesse. Any stockholder may contact any of our directors by writing to them by mail, c/o our Corporate Secretary, at our principal executive offices, the address of which appears on the cover of this proxy statement.

        Any stockholder may report to us any complaints regarding accounting, internal accounting controls, or auditing matters. Any stockholder who wishes to so contact us should send such complaints to the Audit Committee c/o James H. Hugar, at our principal executive offices, the address of which appears on the cover of this proxy statement.

        Any stockholder communications that the Board is to receive will first go to our Corporate Secretary, who will log the date of receipt of the communication as well as the identity and contact information of the correspondent in our stockholder communications log. After logging the communication, our Corporate Secretary will forward the communication to the Chairman of the Board (in the case of communications directed to the whole Board) or to the applicable individual director(s) addressed in the correspondence.

        In the case of any complaints, the appropriate committee of the Board will review and, if appropriate, investigate the complaint in a timely manner. In the case of accounting or auditing related matters, a member of the Audit Committee, or the Audit Committee as a whole, will review the summary of the communication, the results of the investigation, if any, and, if appropriate, the draft response. The summary and response will be in the form of a memo, which will become part of the stockholder communications log that the Corporate Secretary maintains with respect to all stockholder communications.

Compensation of Directors

        Effective April 1, 2010, after consultation with its independent compensation consultant, DolmatConnell & Partners, the Board of Directors adopted the following compensation package for directors:

            (i)  directors receive an annual retainer of $30,000, paid monthly;

           (ii)  the Chairperson of the Board (or Independent Lead Director if the Chairperson of the Board is an executive of the Company) receives an additional annual retainer of $20,000;

          (iii)  the Chairperson of the Audit Committee receives an additional annual retainer of $20,000 and each other member of the Audit Committee receives an additional annual retainer of $8,000;

          (iv)  the Chairperson of the Compensation Committee receives an additional annual retainer of $12,000 and each other member of the Compensation Committee receives an additional annual retainer of $6,000;

           (v)  the Chairperson of the Nominating and Corporate Governance Committee receives an additional annual retainer of $8,000 and each other member of the Nominating and Corporate Governance Committee receives an additional annual retainer of $4,000;

          (vi)  directors receive an additional $1,500 for each in-person Board meeting and $750 for each scheduled conference call Board meeting that they attend and each member of a Board Committee receives $1,000 for each in-person Committee meeting and $500 for each scheduled conference call Committee meeting that they attend; and

         (vii)  new directors appointed or elected to the Board of Directors after April 1, 2010 will receive restricted stock units on the date of their appointment or election to the Board of Directors with a value of $100,000 while continuing directors will receive an annual grant of restricted stock units with a value of $55,000 on the second Monday in January.

        In October 2008, the Board of Directors formed the Strategic Development Committee. This Committee initially consisted of Edward Rogas, Jr., Steven Hanson and former director Guy Adams. The function of this Committee was to seek and evaluate various alternatives to refinancing the 2024 Debentures. The Strategic Development Committee received a monthly retainer of $10,000. In July 2009, the Board of Directors made the decision to expand the Strategic Development Committee to include directors Robert Lundy and Willow Shire. The Strategic Development Committee was dissolved upon the successful completion of the debt restructuring on October 30, 2009.

Director Compensation Table for Fiscal Year 2009

        The following table presents information regarding the compensation earned during fiscal year 2009 by members of our Board of Directors who were not also our employees (referred to as "Non-Employee Directors"). The compensation paid to Mr. Gardner, who is employed by us, is presented below in the Summary Compensation Table and the related explanatory tables. Directors who are also officers or employees of the Company or its subsidiaries receive no additional compensation for their services as directors.

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
Guy W. Adams(2)	$175,337	$18,410	$193,747
Vincent Chan, Ph.D(3)	28,771	18,749	47,520
Steven P. Hanson(4)	165,254	19,180	184,434
Robert A. Lundy(5)	93,754	14,230	107,984
Edward Rogas, Jr.(6)	185,750	25,473	211,223
Willow B. Shire(7)	112,504	19,149	131,653

(1)
Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the stock option related compensation costs recognized in fiscal year 2009 for financial statement reporting purposes as determined pursuant to ASC 718. The assumptions used in the calculation of values of option awards are set forth under our Forms 10-K for the years ended September 30, 2009 and prior.

(2)
Mr. Adams became a director on October 25, 2007 and resigned as a director effective October 30, 2009. Option awards amount reflects compensation costs recognized in fiscal year 2009 for stock option grants with the following fair values as of the grant date: 75,000 options granted on October 25, 2007 with a grant date fair value of $46,500 and 40,000 options granted on January 1, 2009 with a grant date fair value of $9,796. As of September 30, 2009, Mr. Adams had 115,000 options outstanding.

(3)
Dr. Chan resigned as a director on July 7, 2009. Option awards amount reflects compensation costs recognized in fiscal year 2009 for stock option grants with the following fair values as of the grant date: 40,000 options granted on January 1, 2004 with a fair value of $179,851, 40,000 options granted on January 1, 2005 with a fair value of $86,583, and 40,000 options granted on January 1, 2006 with a fair value of $57,531. As of September 30, 2009, Dr. Chan had 100,000 options outstanding.

(4)
Mr. Hanson became a director on August 16, 2007. Option awards amount reflects compensation costs recognized in fiscal year 2009 for 75,000 options granted on August 16, 2007 with a grant date fair value of $49,655 and 40,000 options granted on January 1, 2009 with a grant date fair value of $9,796. As of September 30, 2009, Mr. Hanson had 115,000 options outstanding.

(5)
Mr. Lundy became a director on May 2, 2008 and resigned as a director effective October 30, 2009. Option awards amount reflects compensation costs recognized in fiscal year 2009 for a stock option grant of 75,000 options granted on May 2, 2008 with a grant date fair value of $29,250 and 40,000 options granted on January 1, 2009 with a grant date fair value of $9,796. As of September 30, 2009, Mr. Lundy had 115,000 options outstanding.

(6)
Mr. Rogas became a director on January 24, 2006. Option awards amount reflects compensation costs recognized in fiscal year 2009 for 40,000 options granted on January 24, 2006 with a grant date fair value of $75,732 and 40,000 options granted on January 1, 2009 with a grant date fair value of $9,796. As of September 30, 2009, Mr. Rogas had 80,000 options outstanding.

(7)
Ms. Shire became a director on June 26, 2007 and resigned as a director effective October 30, 2009. Option awards amount reflects compensation costs recognized in fiscal year 2009 for stock option grants with the following fair values as of the grant date: 40,000 options granted on June 26, 2007 with a grant date fair value of $29,179, 35,000 options granted on July 27, 2007 with a grant date fair value of $25,172, and 40,000 options granted on January 1, 2009 with a grant date fair value of $9,796. As of September 30, 2009, Ms. Shire had 115,000 options outstanding.

Vote Required

        If a quorum is present, the five (5) nominees receiving the highest number of votes will be elected to the Board. See "Information Concerning Solicitation and Voting—Quorum; Abstentions; Broker Non-Votes."

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FIVE NOMINEES
PRESENTED HEREIN.

 PROPOSAL TWO

APPROVAL OF THE VITESSE SEMICONDUCTOR CORPORATION 2010 INCENTIVE PLAN

        Our board of directors believes that the effective use of stock-based, long-term incentive compensation is vital to our ability to achieve continued strong performance in the future by providing a direct link between executive compensation and long-term stockholder value creation. Accordingly, we are seeking stockholder approval of the Vitesse Semiconductor Corporation 2010 Incentive Plan, or the "2010 Incentive Plan." The board adopted the 2010 Incentive Plan, upon recommendation of its Compensation Committee, subject to stockholder approval at the Annual Meeting.

        If the 2010 Incentive Plan is approved by stockholders, it will replace the Vitesse Semiconductor Corporation 2001 Stock Incentive Plan, which we refer in this proposal as the "Current Incentive Plan" and in the text of the 2010 Incentive Plan as the "Prior Plan." If stockholders approve the 2010 Incentive Plan, no new awards will be granted under the Current Incentive Plan. If stockholders do not approve the 2010 Incentive Plan, the Current Incentive Plan will remain available for new grants until it expires on October 17, 2010.

        The 2010 Incentive Plan authorizes the issuance of 50,000,000 shares of our common stock. As of March 26, 2010, 4,957,794 shares were available for issuance under the Current Incentive Plan, and these shares will be cancelled if the stockholders approve the 2010 Incentive Plan. The Board believes that these additional reserved shares are required in order for us to have an appropriate reserve of equity incentives to recruit, hire and retain the top talent that we will require to successfully execute our business strategy.

        As of March 26, 2009, we had outstanding 404,841,802 shares of our common stock. The new shares authorized for issuance under the 2010 Incentive Plan represent approximately 11.1% of our shares of common stock currently outstanding. We anticipate granting awards for up to approximately 3.7% of the outstanding shares per year, as compared to the average run rate of 3% to 4% for our industry group. We anticipate that with the additional shares for which we are seeking stockholder approval, we will have sufficient shares reserved for our equity compensation program through fiscal year 2012, and that we will need to seek stockholder approval for additional shares at our 2012 annual stockholders meeting.

        While authorizing these additional shares for issuance under the 2010 Incentive Plan will increase the potential dilution represented by equity compensation awards, the potential dilution represented by our current outstanding equity compensation awards is very small relative to our peer group companies. The primary reason for this is that we have granted equity compensation awards with respect to relatively few shares over the past three years. In addition, a significant number of our outstanding stock options are "underwater" (the exercise prices are above the current market price of our common stock), which means that these stock options are unlikely to be exercised before they expire.

        In addition to the new shares authorized for issuance under the 2010 Incentive Plan, up to 40,577,825 shares subject to awards outstanding under the Current Incentive Plan may become available for issuance under the 2010 Incentive Plan to the extent that these shares on or after the date of stockholder approval of the 2010 Incentive Plan, cease to be subject to the awards (such as by expiration, cancellation or forfeiture of the awards).

        Although currently our common stock is not listed on any stock exchange, we are voluntarily soliciting stockholder approval of the 2010 Incentive Plan to provide the Compensation Committee with the flexibility to grant incentive stock options to employees under the 2010 Incentive Plan and certain awards that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. See "U.S. Federal Income Tax Information."

        The principal features of the 2010 Incentive Plan are summarized below. This summary does not contain all information about the 2010 Incentive Plan. A copy of the complete text of the 2010 Incentive Plan is included as Appendix A to this proxy statement, and the following description is qualified in its entirety by reference to the text of the 2010 Incentive Plan.

DESCRIPTION OF THE 2010 INCENTIVE PLAN

Purpose

        The purpose of the 2010 Incentive Plan is to attract, retain and motivate our employees, officers and directors by providing them with the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of our stockholders. The 2010 Incentive Plan would also allow us to provide the same opportunity to consultants, agents, advisors and independent contractors.

Administration

        The Compensation Committee of our Board of Directors will administer the 2010 Incentive Plan, except that the board will administer the 2010 Incentive Plan with respect to our non-employee directors. The Board or the Committee may delegate administration of the 2010 Incentive Plan in accordance with its terms. References to the "Committee" in this Proposal Two are, as applicable, to the Compensation Committee, the Board or other delegate, including an officer of the Company authorized by the board or Compensation Committee to make grants to certain eligible employees of the Company.

Eligibility

        Awards may be granted under the 2010 Incentive Plan to employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its subsidiaries and affiliates. As of March 26, 2009, approximately 439 employees, 3 executive officers, and 4 non-employee directors were eligible to receive awards under the 2010 Incentive Plan.

Number of Shares

        The number of shares of common stock authorized for issuance under the 2010 Incentive Plan is 50,000,000. In addition, any shares subject to outstanding awards under the Current Incentive Plan as of the date of stockholder approval of the 2010 Incentive Plan that cease to be subject to these awards (other than from exercise or settlement of the awards in shares) will automatically become available for issuance under the 2010 Incentive Plan, up to an aggregate maximum of up to 40,577,825 shares. The maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options is the same as the total number of shares authorized under the 2010 Incentive Plan.

        The following shares will be available again for issuance under the 2010 Incentive Plan:

  •
  shares subject to awards that lapse, expire, terminate or are canceled prior to issuance of the underlying shares;

  •
  shares subject to awards that are subsequently forfeited to or otherwise reacquired by us;

  •
  shares related to an award that is settled in cash or in another manner where some or all of the shares covered by the award are not issued; and

  •
  shares subject to an award that are tendered or withheld in payment of purchase price or tax withholding obligations.

        Awards granted in assumption of or substitution for previously granted awards in acquisition transactions will not reduce the number of shares authorized for issuance under the 2010 Incentive Plan.

        If any change in our stock occurs by reason of any stock dividend, stock split, spin-off, recapitalization, merger, consolidation, combination or exchange of shares, distribution to stockholders other than a normal cash dividend or other change in our corporate or capital structure, the Committee will make proportional adjustments to the maximum number and kind of securities (a) available for issuance under the 2010 Incentive Plan, (b) issuable as incentive stock options, (c) issuable to certain individuals subject to Code Section 162(m), and (d) subject to any outstanding award, including the per share price of such securities.

Types of Awards

        The 2010 Incentive Plan permits the grant of any or all of the following types of awards.

        Stock Options.    The Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The committee sets option exercise prices and terms, except that the exercise price of stock options granted under the 2010 Incentive Plan must be at least 100% of the fair market value of the common stock on the date of grant, except in the case of options granted in connection with assuming or substituting options in acquisition transactions. At the time of grant, the Committee determines when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years. Unless the committee otherwise determines, fair market value means, as of a given date, the closing price of our common stock.

        Stock Appreciation Rights (SARs).    The committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2010 Incentive Plan or on a stand-alone basis. SARs are the right to receive payment per share of an exercised SAR in stock or cash, or a combination of stock and cash, equal to the excess of the share's fair market value on the date of exercise over its fair market value on the date the SAR was granted. Exercise of an SAR issued in tandem with stock options will result in the reduction of the number of shares underlying the related SAR to the extent of the SAR exercised. The term of a stand-alone SAR cannot be more than ten years, and the term of a tandem SAR will not exceed the term of the related option.

        Stock Awards, Restricted Stock and Stock Units.    The Committee may grant awards of shares of common stock, or awards designated in units of common stock, under the 2010 Incentive Plan. These awards may be made subject to repurchase or forfeiture restrictions at the Committee's discretion. The restrictions may be based on continuous service with us or the achievement of specified performance criteria, as determined by the Committee.

        Performance Awards.    The Committee may grant performance awards in the form of performance shares or performance units. Performance shares are units valued by reference to a designated number of shares of common stock, and performance units are units valued by reference to a designated amount of cash. Either may be payable in stock or cash, or a combination of stock and cash, upon the attainment of performance criteria and other terms and conditions as established by the committee.

        Other Stock or Cash-Based Awards.    The Committee may grant other incentives payable in cash or in shares of common stock, subject to the terms of the 2010 Incentive Plan and any other terms and conditions determined by the Committee.

Repricing

        The 2010 Incentive Plan prohibits the Committee, without stockholder approval, from lowering the price of an option after it is granted, except in connection with adjustments provided under the 2010

Incentive Plan, taking any other action that is treated as a repricing under generally accepted accounting principles, or canceling an option at a time when its strike price exceeds the fair market value of the underlying stock, in exchange for another option, restricted stock or units, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

Performance-Based Compensation under Code Section 162(m)

        Performance Goals and Criteria.    If the Committee intends to qualify an award under the 2010 Incentive Plan as "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the performance goals selected by the Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company as a whole or any business unit, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics.

        The performance goals also may be based on the achievement of specified levels of performance for the Company as a whole or any business unit or applicable affiliate under one or more of the performance goals described above relative to the performance of other corporations.

        The Committee may provide in any award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: asset write-downs, litigation or claim judgments or settlements, the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, any reorganization and restructuring programs, extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management's Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company's annual report to stockholders for the applicable year, acquisitions or divestitures, foreign exchange gains and losses, and gains and losses on asset sales.

        Adjustments and Certification.    The Committee may adjust the amount payable pursuant to an award under the 2010 Incentive Plan that is intended to qualify as "performance-based compensation" under Section 162(m) downward, but not upward. The Committee may not waive the achievement of performance goals related to an award except in the case of a participant's death or disability. Section 162(m) requires that the Committee certify that performance goals were achieved before the payment of the "performance-based compensation."

        Limitations.    Subject to certain adjustments, participants who are granted awards intended to qualify as "performance-based compensation" under Section 162(m) may not be granted awards, other than performance units, for more than 5,000,000 shares of common stock in any calendar year, except that additional awards for up to 5,000,000 shares may be granted to newly hired or promoted individuals in any calendar year. The maximum dollar value payable to any participant with respect to performance units or other awards payable in cash that are intended to qualify as "performance-based compensation" cannot exceed $3,000,000 in any calendar year.

Change of Control

        Under the 2010 Incentive Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement between the participant and us, in the event of a change of control:

  •
  Upon certain changes of control, such as specified reorganizations, mergers or consolidations, the awards will become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions will lapse, only if and to the extent the awards are not converted, assumed or replaced by a successor company. Except for such specified types of changes of control, all outstanding awards, other than performance shares and performance units, will become fully and immediately exercisable and all applicable deferral and restriction limitations or forfeiture provisions will lapse, immediately prior to the change of control and the awards will terminate at the effective time of the change of control.

  •
  All performance shares and performance units will be payable based on targeted performance being attained as of the effective date of the change of control and will be paid in accordance with the payout schedule for the award.

  •
  In the event of certain reorganizations, mergers or consolidations, the Committee may, in its discretion, instead provide that a participant's outstanding awards will be cashed out.

        Definition of Change of Control.    Unless the committee determines otherwise with respect to an award at the time it is granted or unless otherwise defined for purposes of an award in a written employment, services or other agreement between a participant and us, a change of control of the Company generally means the occurrence of any of the following events:

  •
  an acquisition by any individual, entity or group of beneficial ownership of 40% or more of either (a) the then outstanding shares of common stock or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (excluding generally any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company or an affiliate, or the completion of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company pursuant to which specific requirements are met);

  •
  a change in the composition of the board of directors in any two-year period with the result that the incumbent board members cease to constitute at least a majority of the board (not including directors whose election, or nomination for election by stockholders, was approved by a majority of the incumbent board); or

  •
  completion of specified reorganizations, mergers or consolidations or other disposition of all or substantially all of the assets of the Company.

Amendment and Termination

        The Board of Directors or the committee may amend the 2010 Incentive Plan, except that if any applicable statute, rule or regulation requires stockholder approval for an amendment to the 2010 Incentive Plan, then to the extent so required, stockholder approval will be obtained. The Board or the Committee may also suspend or terminate all or any portion of the 2010 Incentive Plan at any time, but any suspension or termination may not, without a participant's consent, materially adversely affect any rights under any outstanding award. Unless sooner terminated by the Board or Committee, the 2010 Incentive Plan will terminate ten years after the date of stockholder approval of the 2010 Incentive Plan.

U.S. Federal Income Tax Information

        The following is a brief summary of the U.S. federal income tax consequences of the 2010 Incentive Plan generally applicable to us and to participants in the 2010 Incentive Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

        Nonqualified Stock Options.    A participant generally will not recognize income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

        Incentive Stock Options.    A participant generally will not recognize income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment as an employee or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will recognize income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a "disqualifying disposition," and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant's gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

        With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price.

        Stock Appreciation Rights.    A participant generally will not recognize income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

        Unrestricted Stock Awards.    Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares.

        Restricted Stock Awards.    Upon receipt of a restricted stock award, a participant generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. Instead of postponing the federal income tax consequences of a restricted stock award until the restrictions lapse, a participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt. This election is made under Section 83(b) of the Code. In general, a Section 83(b) election is made by filing a written notice with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.

        The tax treatment of a subsequent disposition of restricted stock will depend upon whether a participant has made a timely and proper Section 83(b) election. If a participant makes a timely and proper Section 83(b) election, when the participant sells the restricted shares, the participant generally will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant receives from the sale and the tax basis of the shares sold. If no Section 83(b) election is made, any disposition after the restriction lapses generally will result in short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, the participant paid for the shares plus the amount of taxable ordinary income recognized either at the time the restrictions lapsed or at the time of the Section 83(b) election, if an election was made. If a participant has to forfeit the shares to us (e.g., upon the participant's termination prior to expiration of the restriction period), the participant may not claim a deduction for the amount of compensation income recognized as a result of making the Section 83(b) election, and the participant generally will have a capital loss equal to the amount, if any, paid for the shares.

        Restricted Stock Units.    A participant generally will not recognize income at the time a stock unit is granted. When any part of a stock unit is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the then fair market value of any shares, cash or property the participant receives.

        Performance Shares and Performance Units.    A participant generally will not recognize income upon the grant of performance shares or performance units. Upon the distribution of cash, shares or other property to the participant pursuant to the terms of the performance shares or units, the participant generally will recognize compensation taxable as ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid by the participant with respect to the performance shares or units.

        Tax Consequences to the Company.    In the foregoing cases, we generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

        Code Section 409A.    We intend that awards granted under the 2010 Incentive Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

        Code Section 162(m).    Under Code Section 162(m), we are generally prohibited from deducting compensation paid to "covered employees" in excess of $1,000,000 per person in any year. "Covered employees" are defined as the principal executive officer and any one of the three highest paid executive officers (other than the principal executive officer or the principal financial officer) as of the close of the applicable taxable year. Compensation that qualifies as "performance-based" is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. In general, one of the requirements that must be satisfied to qualify as performance-based compensation under Code Section 162(m) is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by a majority vote of our stockholders. Accordingly, stockholder approval of the 2010 Incentive Plan is necessary to ensure that we have the ability to exclude taxable compensation attributable to stock options, stock appreciation rights and performance-based awards under the 2010 Incentive Plan that are intended to qualify as "qualified performance-based compensation" under Code Section 162(m) from the limits on tax deductibility imposed by Section 162(m).

        Tax Withholding.    We are authorized to deduct or withhold from any award granted or payment due under the 2010 Incentive Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2010 Incentive Plan until all tax withholding obligations are satisfied.

Plan Benefits

        All awards to employees, officers, directors and consultants under the 2010 Incentive Plan are made at the discretion of the Compensation Committee. Therefore, the benefits and amounts that will be received or allocated under the 2010 Incentive Plan are not determinable at this time. However, please refer to the description of grants made to our named executive officers in the last fiscal year described in the "Grants of Plan-Based Awards in Fiscal Year 2009" table. Grants made to our non-employee directors in the last fiscal year are described in the "Director Compensation" section. The closing price of our common stock, as reported on the Pink Sheets on March 26, 2010, was $0.349 per share.

 EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information Table

        The following table provides information as of September 30, 2009 concerning securities authorized for issuance under equity compensation plans of the Company.

	A		B		C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans approved by Shareholders(1)	21,939,222	(2)	$4.56	(3)	25,394,347
Equity Compensation Plans not approved by Shareholders(4)	2,696,743		6.05		560,215

Total(5)	24,635,965		$4.72		25,954,562

(1)
Consists of the 2001 Stock Incentive Plan, the 1991 Stock Option Plan, the 1991 Directors' Stock Option Plan and the 1991 Employee Stock Purchase Plan. No additional awards are being made under the 1991 Stock Option Plan or the 1991 Directors' Stock Option Plan. The 1991 Employee Stock Purchase Plan was suspended in July 2006.

(2)
Includes 3,443,253 RSUs, which do not have an exercise price.

(3)
Includes weighted average exercise price for stock options only.

(4)
Consists of the Vitesse International Inc. 1999 International Stock Option Plan, which was adopted in 1999 to provide for the grant to international employees of incentive stock options and the assumption of options under plans of foreign subsidiaries. The Vitesse International Inc. 1999 International Stock Option Plan expired on October 31, 2009.

(5)
The table does not include information for equity compensation plans assumed by the Company in connection with acquisitions of the companies that originally established those plans. As of September 30, 2009, a total of 56,971 shares of the Company's common stock were issuable upon exercise of outstanding options under those assumed plans. The weighted average exercise price of those options outstanding is $19.55 per share. No additional options may be granted under those assumed plans.

Vote Required

        If a quorum is present, the approval of the 2010 Incentive Plan will require a majority of the shares voting at the Annual Meeting. See "Information Concerning Solicitation and Voting—Quorum; Abstentions; Broker Non-Votes."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
APPROVAL OF THE VITESSE SEMICONDUCTOR CORPORATION 2010 INCENTIVE PLAN.

 PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has selected BDO Seidman, LLP, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending September 30, 2010, and recommends that stockholders vote for ratification of such appointment. BDO Seidman, LLP has audited our financial statements since the fiscal year ended September 30, 2008. Although ratification by stockholders is not required by law, the Audit Committee has determined that it is desirable to request ratification of this selection by the stockholders as a matter of good corporate practice. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Vitesse and its stockholders. If the stockholders do not ratify the appointment of BDO Seidman, LLP, the Audit Committee may reconsider its selection. The Audit Committee selected BDO Seidman, LLP to audit our financial statements for the fiscal year ended September 30, 2009.

        Representatives of BDO Seidman, LLP are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of BDO Seidman, LLP are also expected to be available to respond to appropriate questions.

Principal Accounting Fees and Services

        The following table shows the approximate fees billed to us by BDO Seidman, LLP, our independent registered public accounting firm:

	2009	2008
Audit Fees	$2,694,422	$2,376,850
Audit-Related Fees	140,958	—
Tax Fees	309,892	120,450
All Other Fees	—	—

Total	$3,145,272	$2,497,300

Audit Fees

        This category includes the audit of our annual financial statements, review of financial statements included in our Form 10-Q quarterly reports, and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdictions and the preparation of an annual "management letter" on internal control matters.

Audit-Related Fees

        This category consists of professional services rendered primarily in connection with our debt restructuring activities. These professional services continued through consummation of the debt restructuring on October 30, 2009, as discussed in our annual report on Form 10-K for the year ended September 30, 2009.

Tax Fees

        This category consists of professional services rendered primarily in connection with computation of our tax provision as well as tax compliance activities, including the preparation of tax returns in certain overseas jurisdictions and technical tax advice related to the preparation of tax returns.

Pre-Approval Policies and Procedures

        The Audit Committee, in its sole discretion, pre-approved and reviewed audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services. Requests for approval are considered at each regularly scheduled Audit Committee meeting or, if necessary, are approved by the unanimous consent of all members of the Audit Committee. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors' independence. The Audit Committee considered and pre-approved all services rendered during fiscal years 2009 and 2008.

Vote Required

        If a quorum is present, the approval of the ratification of the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2010 will require a majority of the shares voting at the Annual Meeting. See "Information Concerning Solicitation and Voting—Quorum; Abstentions; Broker Non-Votes."

THE AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2010.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the beneficial ownership of shares of our common stock based on 404,841,802 shares of common stock outstanding as of March 26, 2010 by: (i) all those known by us to be beneficial owners of more than five percent of the outstanding shares of our common stock; (ii) each of our executive officers named in the Summary Compensation Table; (iii) each of our current directors; and (iv) all of our current executive officers and directors as a group. Five percent or greater shareholder information is based on information contained in Schedule 13D/13G filings. Unless otherwise indicated, the address of each of the beneficial owners listed in this table is: c/o Vitesse Semiconductor Corporation, 741 Calle Plano, Camarillo, California 93012.

Name of Individuals or Identity of Group	Shares Beneficially Owned		Shares Exercisable Within 60 Days of March 26, 2010	Total Shares Beneficially Owned Plus Exercisable Within 60 Days of March 26, 2010	Additional Shares Exercisable Within 60 Days of March 26, 2010 and upon the Company's Listing on an Exchange		Percent of Total Shares Outstanding
AQR Capital Management, LLC; AQR	33,677,288	(1)	7,329,630	41,006,918	—		9.9%
Absolute Return Master Account L.P.
Two Greenwich Plaza, 3rd Floor
Greenwich, CT 06830
CNH CA Master Account, L.P.	39,980,338	(2)	403,798	40,384,136	—		9.9%
Two Greenwich Plaza, 3rd Floor
Greenwich, CT 06830
Linden Capital, L.P.	12,471,723	(3)	30,934,598	43,406,321	—		9.9%
c/o Wakefield Quin
Victoria Place
31 Victoria Street
Hamilton HM10, Bermuda
Whitebox Advisors, LLC	40,712,026	(4)		40,712,026	—		9.9%
3033 Excelsior Boulevard, Suite 300
Minneapolis, MN 55416
Aristeia Master, L.P.	30,811.017	(5)	—	30,811,017	—		7.6%
136 Madison Avenue, 3rd Floor
New York, NY 10016
ABN AMRO Bank N.V.,	26,726,116	(6)	—	26,726,116	—		6.6%
London Branch
c/o RBS Global Banking & Markets
600 Washington Boulevard
Stamford, CT 06901
Kopp Investment Advisors, LLC	21,138,676	(7)	—	21,138,676	—		5.2%
7701 France Avenue South,
Suite 500
Edina, MN 55435
Lake Union Capital Fund, L.P.	20,210,000	(8)		20,210000			5.0%
600 University Street, Suite 1520
Seattle, WA 98101
Christopher R. Gardner	399,316		1,677,885	2,077,021	300,000	(9)	*
Richard C. Yonker	—		225,000	225,000	150,000	(10)	*
Dr. Martin C. Nuss	—		100,000	100,000	75,000	(11)	*
Steven P. Hanson	—		49,500	49,500	40,000	(12)	*

Name of Individuals or Identity of Group	Shares Beneficially Owned	Shares Exercisable Within 60 Days of March 26, 2010	Total Shares Beneficially Owned Plus Exercisable Within 60 Days of March 26, 2010	Additional Shares Exercisable Within 60 Days of March 26, 2010 and upon the Company's Listing on an Exchange		Percent of Total Shares Outstanding
Edward Rogas, Jr.	—	40,000	40,000	40,000	(12)	*
G. Grant Lyon	—	—	—	—		*
James H. Hugar	—	—	—	—		*
All executive officers and Directors as a group (7 persons)	399,316	2,092,385	2,491,701	605,000		*
Former Executive Officers:
Michael B. Green(13)	—	—	—	—		—

*
Less than 1% of the outstanding Common Stock.

(1)
A Schedule 13G/A was filed on February 11, 2010 by AQR Capital Management, LLC and its affiliates which together beneficially own an aggregate of 33,677,288 shares of common stock and debt securities that are convertible into 7,329,630 shares of common stock.

(2)
CNH CA Master Account, L.P. and its affiliates beneficially own an aggregate of 134,718.93 shares of Series B Preferred Stock that are convertible into an aggregate of 13,471,893 shares of common stock and $10,689,000 aggregate principal amount of debt securities that are convertible into an aggregate of 47,506,666 shares of common stock. The shares of Series B Preferred Stock and the Debt securities are convertible into shares of common stock but only to the extent that conversion would not cause the holder to become a beneficial owner of more than 9.99% of the shares of common stock outstanding.

(3)
A Schedule 13G/A was filed by Linden Capital, L.P. ("Linden Capital"), Linden GP LLC ("Linden GP") and Siu Min Wong with the SEC on January 15, 2010. Linden GP is the general partner of Linden Capital and Mr. Wong is the managing member of Linden GP. Therefore, Linden GP and Mr. Wong may each be deemed to beneficially own the shares of common stock owned by Linden Capital. Linden Capital, Linden GP and Mr. Wong have shared power to vote or direct the vote and to dispose or direct the disposition of the shares held by Linden Capital. The shares exercisable within 60 days include shares of common stock issuable upon conversion of the 187,503.01 shares of Series B Preferred Stock and $6,150,000 principal amount of debt securities held by Linden Capital. The shares of Series B Preferred Stock and the debt securities are convertible into shares of common stock but only to the extent that conversion would not cause the holder to become a beneficial owner of more than 9.99% of the shares of common stock outstanding.

(4)
A Schedule 13G/A was filed on February 16, 2010 by Whitebox Advisors, LLC and its affiliates who, as of such date, together beneficially owned (i) an aggregate of 448,563.71 shares of Series B Preferred Stock that were convertible into an aggregate of 44,856,371 shares of common stock and (ii) $16,963,000 aggregate principal amount of debt securities that are convertible into an aggregate of 75,391,110 shares of common stock. The shares of Series B Preferred Stock and the debt securities are convertible into shares of common stock but only to the extent that conversion would not cause the holder to become a beneficial owner of more than 9.99% of the shares of common stock outstanding. The Schedule 13G/A does not identify the number of outstanding shares of common stock owned beneficially by Whitebox Advisors and its affiliates.

(5)
On February 16, 2010, a Schedule 13G was filed by Aristeia Capital LLC ("ACLLC") as the investment manager for the 30,810,017 shares held by Aristeria Master L.P., Aristeia International Limited and Aristeia Partners, L.P. (the "Aristeia Funds") for which it has shared voting and investment control. ACLLC and its affiliates disclaim beneficial ownership of the shares held by the Funds except to the extent of their respective economic interests in each Fund.

(6)
ABN AMRO Bank N.V., London Branch beneficially owns $5,345,000 aggregate principal amount of debt securities that are convertible into an aggregate of 23,755,556 shares of common stock. The debt securities are convertible into shares of common stock but only to the extent that conversion would not cause the holder to become a beneficial owner of more than 9.99% of the shares of common stock outstanding.

(7)
On January 22, 2010, a Schedule 13D/A was filed by Kopp Investment Advisors, LLC ("KIA"), Kopp Holding Company, LLC ("KHCLLC"), and LeRoy C. Kopp with the SEC. With respect to the shares reported on the Schedule 13D/A, KIA is an investment advisor managing discretionary accounts owned by numerous third-party clients, KHCLLC is a holding company, and the parent company of KIA, engaged in the investment industry, and Mr. Kopp is serving as the sole governor, chairman and chief investment officer of KIA and KHCLLC. As reported in the Schedule 13D/A, KIA has sole voting power with respect to 21,074,776 shares and shared dispositive power with respect to

  7,887,676 shares, KHCLLC does not have voting or dispositive with respect to any shares, but beneficially owns 21,074,776 shares, and Mr. Kopp has sole dispositive power with respect to 13,251,000 shares and beneficially owns 21,138,676 shares.

(8)
On March 5, 2010, a Schedule 13G/A was filed by Lake Union Capital Fund, LP ("LULP"), Lake Union Capital Management, LLC ("LULLC"), and Michael Self with the SEC. As reported in the Schedule 13G, LULP, LULLC and Mr. Self have shared voting and dispositive power with respect to all 20,210,000 shares.

(9)
Represents vested restricted stock units and options as of March 26, 2010 or that will become vested within 60 days of March 26, 2010. Each restricted stock unit represents a right to receive one share of common stock. Of 200,000 restricted stock units granted on October 13, 2008, 50% vested on October 14, 2009, with the remainder vesting in two annual installments of 25% each on October 13, 2010 and October 13, 2011, respectively. Such vested options are not exercisable nor are the shares underlying restricted stock units deliverable until the Company's common stock is listed on a national security exchange.

(10)
Represents vested restricted stock units and options as of March 26, 2010 or that will become vested within 60 days of March 26, 2010. Each restricted stock unit represents a right to receive one share of common stock. Of 100,000 restricted stock units granted on October 13, 2008, 50% vested on October 14, 2009, with the remainder vesting in two annual installments of 25% each on October 13, 2010 and October 13, 2011, respectively. Such vested options are not exercisable nor are the shares underlying restricted stock units deliverable until the Company's common stock is listed on a national security exchange.

(11)
Represents vested restricted stock units and options as of March 26, 2010 or that will become vested within 60 days of March 26, 2010. Each restricted stock unit represents a right to receive one share of common stock. Of 50,000 restricted stock units granted on October 13, 2008, 50% vested on October 14, 2009, with the remainder vesting in two annual installments of 25% each on October 13, 2010 and October 13, 2011, respectively. Such vested options are not exercisable nor are the shares underlying restricted stock units deliverable until the Company's common stock is listed on a national security exchange.

(12)
Represents options vested as of March 26, 2010 or that become vested within 60 days of March 26, 2010. Such vested options are not exercisable nor are the shares underlying restricted stock units deliverable until the Company's common stock is listed on a national security exchange.

(13)
Mr. Green resigned from the Company effective as of February 5, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who own beneficially more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership within specified periods with the SEC. To our knowledge, based solely on our review of the copies of Section 16(a) forms required to be furnished to us with respect to fiscal year 2009 and any written representations that no other reports were required, the Section 16(a) reporting requirements for reports required to be filed for fiscal year 2009 were met.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

        Set forth below is information regarding our executive officers, other than Christopher R. Gardner, our President and Chief Executive Officer, for whom information is set forth above under "Nominees."

        Richard C. Yonker, age 62, was appointed our Chief Financial Officer on December 14, 2006. Mr. Yonker was the Chief Financial Officer of Capella Photonics, a telecommunications company, from October 2005 to November 2006. He also served as Chief Financial Officer of Avanex Corporation, an optical telecommunications company, from April 2005 to September 2005; Actelis Networks, a telecommunications company, from May 2004 to April 2005; Bermai, a WiFi semiconductor company, from November 2003 to April 2004; Gluon Networks, a telecommunications switch company, from February 2003 to October 2003; and Agility Communications, a telecommunications company, from November 2000 to January 2003. Mr. Yonker served as a director of LogicVision, a semiconductor company providing built-in-self-test and diagnostic solutions, from January 2005 until the company merged with Mentor Graphics in August 2009. Mr. Yonker holds a bachelor's degree in industrial engineering from the General Motors Institute and a master's degree in finance management from the Massachusetts Institute of Technology.

        Dr. Martin C. Nuss, age 53, was appointed our Vice President of Technology and Strategy on November 16, 2007. Dr. Nuss was most recently Vice President and Chief Technology Officer of Ciena's Optical Ethernet group. Ciena provides leading network infrastructure solutions and intelligent software. Prior to Ciena's acquisition of the company in 2004, he was founder and Chief Technology Officer of Internet Photonics since 2000. He also served 15 years at Bell Labs in various technical and management roles including Director of the Optical Data Networks Research Department. He is a Fellow of the Optical Society of America and a member of IEEE. Dr. Nuss holds a doctorate in applied physics from the Technical University in Munich, Germany.

Compensation Discussion and Analysis

Overview

        The Compensation Committee of the Board of Directors determines the overall executive compensation practices for our named executive officers. For fiscal year 2009, our named executive officers were: Christopher R. Gardner, Chief Executive Officer; Richard C. Yonker, Chief Financial Officer; Dr. Martin C. Nuss, Vice President, Technology and Strategy; and Michael B. Green, Vice President, General Counsel and Secretary. Mr. Green resigned from the Company effective as February 5, 2010.

        Executive compensation for our named executive officers consists of three components:

  •
  Base Salary—the fixed amount of compensation paid to our named executive officers for performing their day-to-day duties;

  •
  Annual Cash Bonus—the annual cash bonus or incentive award payment, generally calculated as a percentage of base salary pursuant to an incentive plan or awarded at the discretion of the Compensation Committee; and

  •
  Equity Compensation—the high-risk, long-term incentive award that is designed to retain the named executive officers and align their financial interests with our stock price performance and other factors that directly and indirectly affect shareholder value. Equity awards are generally granted at the beginning of each fiscal year.

Compensation Philosophy and Objectives

        The basic philosophy of the Compensation Committee is to pay a reasonable and competitive base salary and to reward named executive officers for achievements during the previous fiscal year and incentivize performance in future years. Its overall goal is to establish and administer an executive compensation program that effectively attracts and retains highly skilled executive officers, enhances shareholder value, motivates technological innovation, and rewards executive officers who contribute to the Company's long-term success.

Compensation Practices

        Each year, the Compensation Committee determines the amounts of each named executive officer's base salary, annual cash bonus, and equity grants. The Compensation Committee reviews industry data as described below to gain an understanding of compensation levels within the industry for each executive position.

        The Compensation Committee previously reviewed the Radford Executive Survey to obtain industry data. Starting in fiscal year 2009, the Compensation Committee contracted with DolmatConnell, independent compensation consultants, to assess its competitors' executive compensation levels for base salary, annual cash bonus and equity awards.

        The Compensation Committee considers industry compensation data because it wishes to provide compensation packages that are neither at the low nor high ends of the range of comparable companies but, instead, are targeted toward the mid-point of the range of comparable companies. Overall, the Company's compensation for fiscal year 2009 for its named executive officers is competitive with the market. While base salaries slightly lagged the market by approximately five to 15 percent, bonus targets bring total cash compensation to the 50th percentile for comparable companies. Equity or long-term incentive compensation for fiscal year 2009 for named executives is in line with or slightly below the 50th percentile for comparable companies. The Compensation Committee's determinations regarding individual compensation elements are based on several factors beyond industry data, including, but not limited to, the criticality of the position, individual performance and company performance. After reviewing industry data and assessing the role and performance of each named executive officer, the Compensation Committee uses its discretion to set compensation levels for each of the three components for the named executive officers.

Consideration of Competitors' Compensation

        The Compensation Committee selected independent compensation consultants, DolmatConnell, to conduct a peer group compensation survey. DolmatConnell provides pay data of semiconductor companies, including the majority of our competitors.

        DolmatConnell's October 28, 2008 study benchmarked Vitesse's executive compensation and long-term incentives against 19 peer firms:

Actel Corporation	Magma Design Automation, Inc.
Anadigics, Inc.	Mindspeed Technologies, Inc.
Applied Digital Solutions, Inc.	MIPS Technologies, Inc.
Applied Micro Circuits Corporation	Nanometrics, Inc.
Cirrus Logic, Inc.	Oplink Communications, Inc.
DSP Group, Inc.	Pericom Semiconductor Corporation
Emcore Corporation	Sigma Designs, Inc.
Entropic Communications, Inc.	Silicon Image, Inc.
Ikanos Communications, Inc.	Sirf Technology Holdings, Inc.
IXYS Corporation

        DolmatConnell reviewed the potential peer landscape by assessing direct product competitors listed in Hoover's database, companies that listed Vitesse in their peer groups, local labor market companies and firms in Vitesse's related industries as referenced in Hoover's database. The resulting peer group of 19 companies was then selected using the following criteria:

  •
  Status as a U.S.-based, non-subsidiary public and actively traded firm;

  •
  Revenues between $100 million and $400 million;

  •
  Market capitalization between $60 million and $600 million; and

  •
  Product and industry similarity, as defined as communications chips, design foundry and packaging services and network chips.

        The peer group used in the compensation survey is representative of the market for executive talent in which Vitesse competes, although some of these firms may not be in direct competition with Vitesse. The list also differs from the previous Radford Executive Survey, as methodology and criteria were altered to reflect company size and market capitalization.

The Role of Management in Setting Executive Compensation

        Compensation for our named executive officers, other than our Chief Executive Officer, Christopher R. Gardner, is established by the Compensation Committee upon the recommendation of Mr. Gardner. With regard to our named executive officers other than the Chief Executive Officer, Mr. Gardner recommends individual goals and presents to the Compensation Committee his subjective evaluation of the other named executive officers in executive sessions. After consideration of Mr. Gardner's presentation, the ultimate decision as to compensation to be paid to those named executive officers is made by the Compensation Committee.

        The Compensation Committee is solely responsible for setting compensation for the Chief Executive Officer, including establishing goals and evaluating performance. Mr. Gardner does not participate in any Compensation Committee decisions regarding his own compensation.

Fiscal Year 2009 Compensation Practices

        The Compensation Committee determined bonuses for executives for the fiscal year based on 1) the Company's attainment of specific financial performance objectives for the fiscal year and 2) the executive's achievement of personal goals, including the successful restructuring of the Company's debt in fiscal year 2009.

        For named executive officers other than Mr. Gardner, the bonus amount is based partially on the Company achieving a minimum Adjusted EBITDA. Adjusted EBITDA is calculated as net income before interest, expenses for taxes, depreciation, amortization, deferred stock compensation, and non-recurring professional fees, with the possibility of adjustment for certain unusual or non-recurring events. The Company under-performed its EBITDA goals for fiscal year 2009 and thus this element was rated with zero weight for these officers in 2009. The Company requested, and the SEC granted, confidential treatment of the EBITDA goals in the Company's 2009 Executive Bonus Plan based on potential competitive injury to the Company if such information were disclosed. The EBITDA goals were established at multiple tiers of difficulty, with lower payouts at moderate 'plan' performance levels and higher payouts at higher 'stretch' performance levels. EBITDA goals were also used as a financial measure for bonuses in fiscal year 2008.

        Because the minimum Adjusted EBITDA goal was not met, the maximum bonus under the formal 2009 Executive Bonus Plan for personal performance was 15% for each of Mr. Green and Dr. Nuss and 25% for Mr. Yonker. Mr. Gardner made a subjective assessment of the other named executive officers' performance, including his view of Mr. Yonker's and Mr. Green's performance with respect to the Company's legal and financial reporting, Mr. Green's and Dr. Nuss' achievement of intellectual property and patent sales, Dr. Nuss' contribution to the development of the Company's strategic directions and plan, and Mr. Yonker's contribution towards the Company's financial performance measures such as gross margin and cash. Based on this assessment, the named executive officers earned 55% to 70% of the personal goals component of their incentive compensation.

        Because the Compensation Committee considered the debt restructuring as an important Company objective, the Compensation Committee also included in this year's bonus program a component to reward the named executive officers for the extra time and effort required during fiscal year 2009 in negotiating and supporting the debt restructuring that was successfully completed on October 30, 2009. Such component was awarded based on the named executive officer's contribution to such successful debt restructuring. Because Mr. Yonker and Mr. Green contributed a substantial portion of the effort on the debt restructuring, they earned the larger portion of this component resulting in a 25% incremental incentive payment based on this goal. Dr Nuss, who had a less substantial role in the debt restructuring, received an incremental 8.3% incentive payment. The total incentive based on personal performance as described in this and the prior paragraph is set forth for the named executive officers in the Summary Compensation Table.

        The bonus payment to the Chief Executive Officer for fiscal year 2009 was determined at the discretion of the Compensation Committee after assessing the Company's financial performance and reviewing Mr. Gardner's achievement in the following three areas: strategic execution (strategic plan, product execution), financial performance (revenue, gross margin, cash) and market position (growth, customer position) with strategic execution and financial performance weighted twice as heavily as market position. Based on achieved financial performance of the Company and a subjective evaluation of Mr. Gardner's performance, the Compensation Committee determined Mr. Gardner's incentive compensation to be 75% of his base salary, as reflected in the Summary Compensation Table.

        In prior years, bonus payments were made in two equal installments, one before the end of the second quarter of the following fiscal year and one before the end of the fourth quarter of the following fiscal year. The bonus payments for 2009 are to be made in a lump sum in the second quarter of fiscal year 2010 or as soon as practicable after determination by the Compensation Committee, but in no event later than March 15, 2010, in order to comply with Section 409A of the IRS tax code.

        In October 2008, the Compensation Committee determined that it was appropriate to grant equity awards to its named executive officers. Such grants were weighted in such a way to achieve short term retention by granting restricted stock awards and with a focus towards long term incentive and retention by granting stock options. The number of grants of each type of award made to executive officers was determined at the discretion of the Compensation Committee after consultation with DolmatConnell and taking into consideration each officer's total percent of stock ownership. The grants were considered by DolmatConnell to be within the low- to mid-end of ranges of equity grants based on peer group market data.

        The Compensation Committee determined that these grants should have a three rather than four year vesting schedule to promote retention. The Compensation Committee may consider a four year vesting schedule for future grants. As part of the terms of the awards, the Compensation Committee determined that regardless of the vesting schedule no options would be exercisable, nor would any restricted stock units be converted to shares of common stock until the shares of the Company were listed on a national exchange.

Fiscal Year 2009 Actions

        On January 26, 2009, pursuant to an interim and temporary plan designed to protect the immediate operating performance and cash position of the Company, we reduced the base salaries of our named executive officers, effective February 1, 2009 through the end of the fiscal year, as follows: (i) Mr. Gardner—20% reduction; (ii) Mr. Yonker—10% reduction; (iii) Dr. Nuss—10% reduction; and (iv) Mr. Green—10% reduction. Also effective February 1, 2009, the Company suspended all matching contributions for its named executive officers in connection with the Company's 401(k) plan. In addition, there were reduced wages and benefits to substantially all other employees of the Company. These actions remained in effect through the end of the Company's 2009 fiscal year. These temporary salary reductions were not intended to reduce potential payments upon termination or change in control. Earned bonuses pursuant to the fiscal year 2009 Executive Bonus Plan were calculated based upon the officers' full salaries before the temporary salary reduction.

        The Compensation Committee thought it appropriate to offer its named executive officers Change in Control Agreements in response to uncertainties surrounding the Company's imminent debt restructuring. Details of these agreements for Mr. Yonker and Mr. Green are set forth below under Employment Agreements. The Compensation Committee also agreed during the year to amend and restate Mr. Gardner's agreement to address certain tax issues as well as to incorporate an obligation to disgorge to the Company certain bonus payments and profits if the Company is required to prepare an accounting restatement to correct an accounting error on an interim or annual financial statement included in a report on Form 10-Q or Form 10-K due to material noncompliance with any financial reporting requirement under the federal securities laws, and the Company's board of directors determines that misconduct by Mr. Gardner has occurred and caused such restatement. The Compensation Committee also later agreed to extend the term of Mr. Gardner's agreement until January 27, 2010. Mr. Gardner's agreement terminated by its terms on January 27, 2010. On February 12, 2010 the Company entered into a new Employment Agreement with Mr. Gardner (see "Employment Agreements" below for a discussion of its terms).

Other Compensation

        The named executive officers enjoy the same benefits as all other employees of the Company, including medical, dental, vision, accidental death and dismemberment, group term life insurance in the amount of two times annual compensation (up to $280,000), business travel insurance, and a 401(k) plan. Paid leave benefits include vacation, sick leave, holidays and a sabbatical after 10 years of employment. The Company offers education assistance and a health/fitness benefit of $100 per year for health club membership or health/fitness classes. The Company also offers monetary rewards for patents.

Compensation Committee Report

        The following Compensation Committee Report does not constitute soliciting materials and shall not be deemed filed or incorporated by reference into any other filings by us under the Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee Report by reference therein.

        The Board's Compensation Committee has submitted the following report for inclusion in this Amendment:

        We have reviewed and discussed the Compensation Discussion and Analysis contained in this Amendment with management. Based on our review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Amendment.

        The foregoing report is provided by the following directors, who constitute the Compensation Committee:

  G. Grant Lyon, Chairman
  Edward Rogas, Jr., member

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee currently consists of G. Grant Lyon, Chairperson, and Edward Rogas, Jr. Former directors Guy W. Adams, Vincent Chan, Robert A. Lundy, and Willow B. Shire served as members of the Compensation Committee during fiscal year 2009. No director who served on the Compensation Committee of our Board during fiscal year 2009 currently is, or during fiscal year 2009, was an officer or employee of the Company or had any relationship requiring disclosure by us under Item 404 of Regulation S-K. In addition, no member of our Compensation Committee is, or during fiscal year 2009 was, employed by a company whose Board of Directors includes or included any members of our management.

Fiscal Year 2009 Summary Compensation Table

        The following table sets forth the compensation earned by our named executive officers for services rendered in all capacities to the Company during the fiscal years ended September 30, 2009, 2008 and 2007:

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total(6)
Christopher R. Gardner	2009	$303,333	$—	$23,788	$273,218	$262,500	$1,212	$864,051
Chief Executive Officer	2008	350,000	262,500	—	316,679	—	6,926	936,105
	2007	328,462	175,000	—	320,540	—	5,723	829,725
Richard C. Yonker	2009	256,667	—	11,894	54,457	116,875	2,689	442,582
Chief Financial Officer	2008	275,000	—	—	41,098	74,250	7,734	398,082
	2007	223,438	25,000	—	30,939	80,000	6,029	365,406
Dr. Martin C. Nuss	2009	205,333	—	5,947	7,246	38,133	2,539	259,198
Vice President, Technology	2008	193,991	—	—	23,672	66,000	5,312	288,975
and Strategy
Michael B. Green(7)	2009	205,333	—	5,947	5,797	73,150	2,400	292,627
Vice President, General	2008	205,000	—	—	—	53,300	6,150	264,450
Counsel and Secretary	2007	153,750	20,000	—	—	41,000	4,021	218,771

(1)
Salary amounts reflect the actual base salary payments made to the named executive officers in fiscal years 2009, 2008 and 2007.

(2)
Bonus amounts for fiscal years 2009, 2008 and 2007 reflect non-incentive plan based cash payments.

(3)
Amounts reflected for stock and option awards are the dollar amounts recognized for financial reporting purposes in fiscal years 2009, 2008 and 2007 in accordance with ASC 718. The dollar amount recognized is computed under ASC 718, applying the same valuation model and assumptions used for financial reporting purposes, disregarding the estimate of forfeitures related to service-based vesting conditions. See our Form 10-K for the years ended September 30, 2009 and prior for the weighted-average assumptions used in calculating the ASC 718 grant date fair values of all awards and options.

(4)
Non-equity incentive plan compensation represents incentive bonuses earned for services rendered during fiscal years 2009, 2008 and 2007. The bonus payments for 2009 are to be made in a lump sum by the end of the second quarter of fiscal year 2010 or as soon as practicable after determination by the Compensation Committee, but in no event later than March 15, 2010.

(5)
Represents matching contributions to the Company's 401(k) plan from October 1, 2008 through January 31, 2009, and for fiscal years 2008 and 2007. Effective February 1, 2009, the Company suspended all matching contributions to the Company's 401(k) plan for its named executive officers.

(6)
Compensation reflected in the table does not include perquisites, personal benefits and other compensation amounts that do not, in the aggregate for each named individual for each year, exceed $10,000.

(7)
Mr. Green resigned from the Company effective as February 5, 2010.

Grants of Plan-Based Awards in Fiscal Year 2009

        The following table sets forth information relating to plan-based awards granted to our named executive officers in fiscal year 2009:

					All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options
	Estimate Future Payouts Under Non-Equity Incentive Plan Awards(1)							Grant Date Fair Value of Stock and Option Awards(2)
							Exercise Price of Options (Per Share)
Name	Threshold	Target	Maximum	Grant Date
Christopher R. Gardner	$—	$350,000	$525,000
				10/13/2008		400,000	$0.37	$90,160
				10/13/2008	200,000			74,000
Richard C. Yonker	—	110,000	165,000
				10/13/2008		200,000	0.37	45,080
				10/13/2008	100,000			37,000
Dr. Martin C. Nuss	—	66,000	88,000
				10/13/2008		100,000	0.37	22,540
				10/13/2008	50,000			18,500
Michael B. Green(3)	—	66,000	88,000
				10/13/2008		80,000	0.37	18,032
				10/13/2008	50,000			18,500

(1)
Represents possible payouts for fiscal year 2009 for the named executive officers under their respective bonus plans. Amounts actually earned are displayed in the Summary Compensation Table.

(2)
The grant date fair value of option awards has been calculated in accordance with ASC 718. In contrast to how we present amounts in the "Summary Compensation Table," we report the amounts in this column without apportioning the amount over the applicable service or vesting period.

(3)
Mr. Green resigned from the Company effective as of February 5, 2010.

Outstanding Equity Awards at Fiscal Year-End 2009

        The following table provides information regarding the holdings of equity awards by our named executive officers at September 30, 2009:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price per Share	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(a)
Christopher R. Gardner	120,000	(1)	—		$35.91	10/19/2009	200,000	(b)	$74,000
	200,000	(2)	—		17.44	4/6/2011
	120,000	(3)	—		7.27	10/2/2011
	20,000	(4)	—		7.27	10/2/2011
	2,885	(5)	—		7.27	10/2/2011
	270,600	(6)	—		7.27	10/2/2011
	29,400	(7)	—		7.27	10/2/2011
	225,000	(8)	—		0.83	10/17/2012
	100,000	(9)	—		6.97	10/20/2013
	75,000	(10)	—		2.58	10/27/2014
	75,000	(11)	—		2.58	10/27/2014
	112,500	(12)	—		2.58	10/27/2014
	—		37,500	(13)	2.58	10/27/2014
	82,500	(14)	27,500	(14)	2.40	12/2/2015
	300,000	(15)	100,000	(15)	1.53	6/21/2016
	—		400,000	(16)	0.37	10/13/2018
Richard C. Yonker	150,000	(17)	150,000	(17)	0.86	12/11/2016	100,000	(b)	37,000
	—		200,000	(16)	0.37	10/13/2018
Dr. Martin C. Nuss	50,000	(18)	150,000	(18)	0.99	11/16/2017	50,000	(b)	18,500
	—		100,000	(16)	0.37	10/13/2018
Michael B. Green	—		80,000	(16)	0.37	10/13/2018	50,000	(b)	18,500

(1)
Annual Grant: Vested 20% on 10/1/00, 20% on 10/1/01, 20% on 10/1/02, 20% on 10/1/03, and 20% on 10/1/04

(2)
Annual Grant: Vested 20% on 1/1/02, 20% on 1/1/03, 20% on 1/1/04, 20% on 1/1/05, and 20% on 1/1/06

(3)
Special Grant: Vested 25% on 10/1/01, 25% on 10/1/02, 25% on 10/1/03, and 25% on 10/1/04

(4)
Special Grant: Vested 20% on 1/1/02, 20% on 1/1/03, 20% on 1/1/04, 20% on 1/1/05, and 20% on 1/1/06

(5)
Special Grant: Vested 100% on 12/31/02

(6)
Annual Grant: Vested 22% on 10/1/02, 22% on 10/1/03, 22% on 10/1/04, 17% on 10/1/05, and 17% on 10/1/06

(7)
Annual Grant: Vested 1% on 10/1/02, 1% on 10/1/03, 4% on 10/1/04, 47% on 10/1/05, and 47% on 10/1/06

(8)
Annual Grant: Vested 20% on 10/17/02, 20% on 4/17/03, 20% on 10/17/03, 20% on 4/17/04, and 20% on 10/17/04

(9)
Annual Grant: Vested 25% on 10/20/04, 25% on 10/20/05, 25% on 10/20/06, and 25% on 10/20/07

(10)
Annual Grant: Vested 50% on 10/27/07 and 50% on 10/27/08

(11)
Annual Grant: Vested 50% on 10/27/05 and 50% on 10/27/06

(12)
Annual Grant: Vested 33% on 10/27/06, 33% on 10/27/07, and 34% on 10/27/08

(13)
Annual Grant: Vested 100% on 10/27/09

(14)
Annual Grant: Vested 25% on 12/2/06, 25% on 12/2/07, 25% on 12/2/08, and 25% on 12/2/09

(15)
Retention Grant: Vested 25% on 6/21/07, 25% on 6/21/08, and 25% on 6/21/09 and vests 25% on 6/21/10

(16)
Annual Grant: Vested 50% on 10/14/09 and vests 25% on 10/13/10 and 25% on 10/13/11. Mr. Green resigned from the Company effective as February 5, 2010.

(17)
Employment Agreement Grant: Vested 25% on 12/11/07, 25% on 12/11/08, and 25% on 12/11/09 and vests 25% on 12/11/10

(18)
Employment Agreement Grant: Vested 25% on 11/16/08 and 25% on 11/16/09 and vests 25% on 11/16/10 and 25% on 11/16/11

(a)
The market value of the stock awards is based on the closing price per share of Vitesse's stock on September 30, 2009, which was $0.37.

(b)
Annual Grant: Vested 50% on 10/14/09 and vests 25% on 10/13/10 and 25% on 10/13/11

Stock Option Exercises

        There were no stock options exercised by our named executive officers or vesting of restricted stock awards held by our named executive officers during fiscal year 2009.

Pension Benefits and Nonqualified Deferred Compensation for Fiscal Year 2009

        We do not have any plans that provide pension benefits to our named executive officers, nor do we have any nonqualified deferred compensation plans that provide for deferred compensation to our named executive officers.

Employment Agreements

  Christopher R. Gardner Employment Agreement

        Mr. Gardner's compensation was established by his employment agreement, initially dated June 26, 2006. On July 27, 2007, the employment agreement with Mr. Gardner was amended. Under the amended agreement, his base salary was increased to $350,000 per year, effective April 1, 2007. On February 23, 2009, his agreement was amended and restated (as amended, the "Prior Gardner Agreement") with no change in salary to address certain tax issues and provide for a return of bonuses paid under certain circumstances described below. During 2009, the Company implemented several measures to reduce expenses, including reductions in executive salaries. Effective February 1, 2009, Mr. Gardner's base salary was reduced by 20%, which reduction remained in effect through September 30, 2009. On July 8, 2009, his contract was amended to extend the term of the contract to January 27, 2010.

        On February 12, 2010, the Company entered into a new Employment Agreement with Mr. Gardner (the "2010 Employment Agreement"). Pursuant to the terms of the 2010 Employment Agreement, Mr. Gardner will receive a base salary of $375,000 and is eligible to receive a target bonus of 100% of his base salary and a maximum bonus of 150% of his base salary. The amount of any such bonus is subject to the discretion of the Company's Compensation Committee. In connection with entering into the 2010 Employment Agreement, the Company's Compensation Committee granted Mr. Gardner 1,800,000 restricted stock units ("RSUs") and stock options to purchase 1,800,000 shares. The RSUs and stock options were granted pursuant to the terms of the Company's amended and restated 2001 Stock Incentive Plan. The stock options have an exercise price of $0.26 per share and vest 25% per year over four years. The RSUs vest over three years, with one-third of the RSU grant vesting on each one-year anniversary of the date of grant.

        If Mr. Gardner's employment is terminated by him for Good Reason or by Vitesse other than For Cause, Mr. Gardner would be entitled to receive a lump sum payment equal to (a) two years of his base salary plus (b) two times his maximum target bonus plus (c) a pro rata portion (based upon the portion of the fiscal year prior to his termination date) of either (i) his target bonus or (ii) in the case of a termination for such reasons within 24 months following a Change of Control Event, a pro rata portion of the greater of his target bonus or the amount of his bonus in the prior fiscal year, whichever is greater. If Mr. Gardner's employment is terminated by Vitesse other than For Cause during the one-year period prior to a Change of Control Event and Mr. Gardner can demonstrate that his termination arose in connection with or anticipation of such Change of Control Event (including as a result of the request of a third party which had taken steps reasonably calculated to effect such Change of Control Event), then all RSUs which are subject solely to time-based vesting and were outstanding immediately prior to Mr. Gardner's final day of employment will become fully vested and, to the extent such Change of Control Event occurs during the six-month period following the termination date of Mr. Gardner's employment, all of his outstanding options which are subject solely to time-based vesting shall become fully vested as of the Change of Control Event. If Mr. Gardner's employment is terminated by him for Good Reason or by the Company other than For Cause during the 24-month period following a Change of Control Event, then all outstanding stock options and RSUs which are subject solely to time-based vesting shall become fully vested.

        "Change of Control Event" means (i) a consolidation or merger of the Company with or into any other entity or entities or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of or (ii) a sale, conveyance or disposition of all or substantially all the assets of the Company.

        "For Cause" is defined as termination by reason of: (i) the executive's conviction of a felony or plea of guilty or nolo contendere to a felony; (ii) the executive's intentional failure or refusal to perform his employment duties and responsibilities; (iii) the executive's intentional misconduct that injures the Company's business; (iv) the executive's intentional violation of any other material provision of his employment agreement or the Company's Code of Business Conduct and Ethics; or (v) as otherwise provided for in Section 8 of the employment agreement. Section 8 of Mr. Gardner's employment agreement is titled "Compliance with Vitesse Policies and Procedures" and states:

  "As a member of Vitesse management, Executive will be expected to comply with all provisions of the Vitesse Policies, Procedures Manual and Employee Handbook, as amended from time-to-time. Executive acknowledges, by signature on this Agreement, that failure to comply with and ensure enforcement of Vitesse's policies, procedures and all federal/state laws relating to business operations may result in immediate termination of employment For Cause."

        "Good Reason" is defined as the occurrence, without the executive's written consent, of any of the following actions unless the action is fully corrected (if possible) within 15 days after the Company receives written notice of the action from the executive: (i) a material reduction in the executive's base salary; (ii) the Company's failure to pay the executive any material amount that is expressly required to be paid under his employment agreement; (iii) the Company's material and adverse reduction of the nature of the executive's duties and responsibilities, disregarding mere changes in title; or (iv) the Company's requirement that the executive perform his principal employment duties at an office that is more than 35 miles from Camarillo, California.

        The 2010 Employment Agreement contains a provision that would require Mr. Gardner to return any bonus payments earned if the Company were required to prepare an accounting restatement to correct an accounting error on an interim or annual financial statement included in a report on Form 10-Q or Form 10-K, due to material noncompliance with any financial reporting requirement under the federal securities laws, and the Company's Board of Directors determines that misconduct by Mr. Gardner occurred and caused such restatement.

        The 2010 Employment Agreement terminates on February 12, 2012.

  Richard C. Yonker Employment Agreement

        Mr. Yonker's compensation was established by his employment agreement, dated November 16, 2006, and was amended on June 26, 2007. An employment agreement dated February 20, 2009 superseded the prior Agreement and Amendment. Under his current agreement, Mr. Yonker receives a base salary of $275,000 per year. During 2009, the Company implemented several measures to reduce expenses, including reductions in executive salaries. Effective February 1, 2009, Mr. Yonker's base salary was reduced by 10%, which reduction remained in effect through September 30, 2009. Mr. Yonker's employment agreement terminates on February 20, 2011, but automatically renews for an additional 24 months if no prior written notice of termination is provided.

        If Mr. Yonker's employment is terminated for Good Reason or other than For Cause (defined in a manner substantially the same as in Mr. Gardner's employment agreement), death, or Disability (defined in a manner substantially the same as in Mr. Gardner's employment agreement), he will receive severance pay equal to 12 months of his then base salary and be eligible for his earned bonus, prorated through his date of termination. In addition, if such termination of employment occurs within the 12 months following a change in control (defined in a manner substantially the same as in Mr. Gardner's employment agreement), Mr. Yonker would be entitled to an additional bonus equal to the amount of his maximum potential annual bonus for the fiscal year. If such termination of employment does not occur within 12 months following a change in control, Mr. Yonker would be eligible for an additional bonus equal to a full year bonus based on his performance. In the event of a Change in Control (defined in a manner substantially the same as in Mr. Gardner's employment agreement) of the Company (or its successor) and any involuntary termination other than For Cause or Mr. Yonker's resignation for Good Reason within one year of such a Change in Control, then any equity awards granted prior to the Change in Control would be accelerated and immediately become vested as though the equity awards were vesting over four years in 48 equal monthly amounts, and as though Mr. Yonker had completed an additional two years of service with the Company, and those options would be exercisable for an additional 90 days following the date of termination of employment.

        "Good Reason" is defined as the occurrence, without the executive's written consent, of any of the following actions unless the action is fully corrected (if possible) within 15 days after the Company receives written notice of the action from the executive: (i) a material reduction in the executive's base salary; (ii) the Company's failure to pay the executive any material amount that is expressly required to be paid under his employment agreement; (iii) the Company's material and adverse reduction of the nature of the executive's duties and responsibilities, disregarding mere changes in title; (iv) the Company's requirement that the executive perform his principal employment duties at an office that is more than 35 miles from Camarillo, California or (v) the Company's failure to renew the agreement.

        Mr. Yonker is bound by a non-solicitation clause for the duration of his employment pursuant to his agreement and for two years thereafter. This clause precludes him from directly or indirectly soliciting any person who is currently employed or has been employed by the Company within the prior six months. During the term of his agreement, Mr. Yonker is also precluded from influencing customers, vendors, and other partners of the Company in a way that would divert business away from the Company or otherwise materially interfere with any business relationship of the Company.

        Mr. Yonker's agreement contains a provision that would require him to return any bonus payments earned if the Company were required to prepare an accounting restatement to correct an accounting error on an interim or annual financial statement included in a report on Form 10-Q or Form 10-K, due to material noncompliance with any financial reporting requirement under the federal securities laws, and the Board determines that misconduct by Mr. Yonker occurred and caused such restatement. Mr. Yonker is also eligible to participate in the Executive Bonus Plan.

  Martin Nuss Employment Arrangement

        On November 16, 2007, the Board of Directors appointed Dr. Martin Nuss as Vice President Technology and Strategy. Dr. Nuss received an employment letter from the Company pursuant to which the Company agreed that he is entitled to receive $220,000 as an annual base salary. During 2009, the Company implemented several measures to reduce expenses, including reductions in executive salaries. Effective February 1, 2009, Dr. Nuss' base salary was reduced by 10%, which reduction remained in effect through September 30, 2009.

        Dr. Nuss is eligible to participate in the Executive Bonus Plan and he is also entitled to employee benefits provided to other senior executives. In the event that his employment is terminated at any time by the Company other than for cause or he terminates his employment within nine months after a Change in Control resulting in a material change in his position, responsibilities, or compensation, Dr. Nuss will be entitled to a lump sum payment equal to 12 months of his then base salary. For this purpose, "for cause" is defined in a manner substantially the same as in Mr. Gardner's employment agreement with the addition of failure to effectively perform his job duties and responsibilities and "Change in Control" means the occurrence of any of the following:

  •
  The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act), of beneficial ownership of more than 51 percent of the aggregate outstanding voting power of the capital stock of the Company;

  •
  The Company's consolidation with or merger into another entity where the Company is not the surviving entity or the Company conveys, transfers, or leases all, or substantially all, of its property and assets to another person;

  •
  Any entity consolidates with or merges into the Company in a transaction pursuant to which the Company's outstanding voting capital stock is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction described in this clause in which no person or group (within the meaning of Section 13(d)(3) of the Exchange Act) has, directly or indirectly, acquired beneficial ownership of more than 51 percent of the Company's outstanding voting capital stock; or

  •
  Approval by the Company's shareholders of the complete liquidation or dissolution of the Company.

Potential Payments upon Termination or Change-in-Control

        Under the terms of the Prior Gardner Agreement, if Mr. Gardner's employment were to have been terminated on September 30, 2009, for Good Reason or for reasons other than For Cause, death or disability, he would have received a lump sum severance payment of $1,575,000 and he would be engaged as a consultant at $3,000 per month until the earlier of: (i) three years after the termination of his employment; and (ii) one year after the date we have an effective registration statement under the Securities Act with respect to the shares to be issued upon exercise of options granted to him. In addition, Mr. Gardner's stock options outstanding on the date of his termination would continue to vest normally during his service as a consultant and those options would be exercisable until the earlier of 90 days following his termination as a consultant and the normal expiration dates of those options. As of September 30, 2009, all of Mr. Gardner's outstanding stock option awards were out-of-the-money.

        If Mr. Yonker's employment were to have been terminated on September 30, 2009, for Good Reason or for reasons other than For Cause, death or Disability, he would have received a lump sum payment of his annual base salary of $275,000 plus $233,750 (twice his earned bonus of $116,875). If a Change in Control had occurred within the 12 months prior to September 30, 2009, Mr. Yonker would have received his annual base salary of $275,000 plus $281,875 (his earned bonus of $116,875 and an additional $165,000 upon such termination, representing his maximum bonus for the year). In addition, the shares underlying all of Mr. Yonker's outstanding stock options and restricted stock unit awards would be accelerated and immediately become vested as though equity awards were vesting over four years in 48 equal monthly amounts, and he had completed an additional 24 months of service with the Company. Those options would be exercisable for an additional 90 days after termination. As of September 30, 2009, all of Mr. Yonker's outstanding stock option awards were out-of-the-money. The vesting of 72,917 of Mr. Yonker's restricted stock units would be accelerated. Based on the closing price per share of the Company's stock on September 30, 2009 of $0.37, the value of such restricted stock units subject to accelerated vesting was $26,979.

        If Dr. Nuss' employment were to have been terminated on September 30, 2009 by the Company other than for cause or by Dr. Nuss within nine months after a Change in Control resulting in a material change in his position, responsibilities, or compensation, he would have received a lump sum payment of $220,000.

        Upon termination, all named executive officers would also receive any vacation accrued and unpaid as of the date of termination.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review, Approval or Ratification of Related Person Transactions

        In accordance with the charter for the Audit Committee of the Board, the members of the Audit Committee, all of whom are independent directors, review and approve in advance any proposed related person transactions. Additionally, from time to time the Board may directly consider these transactions. For purposes of these procedures, the individuals and entities that are considered "related persons" include:

  •
  Any of our directors, nominees for director and executive officers;

  •
  Any person known to be the beneficial owner of five percent or more of our common stock (a "5% Stockholder"); and

  •
  Any immediate family member, as defined in Item 404(a) of Regulation S-K, of a director, nominee for director, executive officer and 5% Stockholder. We will report all such material related person transactions under applicable accounting rules, federal securities laws and SEC rules and regulations.

Related Person Transactions

Certain Transactions with Related Persons

        We are currently a party to a consulting agreement with Lynn Jones, who shares a household with Mr. Gardner, our Chief Executive Officer and a director. Ms. Jones was previously employed with the Company as a paralegal from September 2000 until July 2006. She was asked to assist the Company in fiscal year 2009 because of her experience and her knowledge of the Company, as well as the increasing demands placed on the Company's legal resources as a result of the imminent debt restructuring that was completed on October 30, 2009. From October 1, 2008 through December 31, 2009, we paid Ms. Jones an aggregate of $137,086 in cash compensation, at a rate of $80.00 per hour, pursuant to the consulting agreement for her services as a legal consultant. Ms. Jones' consulting relationship was approved by the Board of Directors which received full disclosure of Mr. Gardner's relationship to Ms. Jones.

        The charter of our Board's Audit Committee provides that the Audit Committee is responsible for reviewing, in consultation with our General Counsel, reports and disclosures of insider and affiliated party transactions and compliance with our policy and procedures with respect to related party transactions. Our policies and procedures regarding related party transactions are evidenced in writing by our Code of Business Conduct and Ethics, which we refer to as our Employees' Code, and our Code of Business Conduct and Ethics for Members of the Board of Directors, which we refer to as our Directors' Code. The Employees' Code requires all officers and employees to discharge their responsibilities solely on the basis of the Company's best interests, independent of personal interests, considerations or relationships. This code also requires anyone who personally becomes involved in a situation that gives rise to an actual or potential conflict of interest to immediately notify our General Counsel. The Directors' Code requires members of our Board to take all reasonable steps to avoid conflicts of interest with the Company. Additionally, the Directors' Code requires members of our Board to promptly disclose to the Chairperson of our Nominating and Governance Committee any situation that involves, or may reasonably be expected to involve, a conflict of interest with the Company. The charter of our Board's Nominating and Governance Committee provides that this committee will review potential conflicts of interest involving members of our Board and will determine whether such director or directors may vote on any issue as to which there may be a conflict.

Directors' Independence

        Except for Christopher R. Gardner, our President, Chief Executive Officer, and a director, all of our directors meet the independence requirements set forth in the NASDAQ Listing Rules and our Corporate Governance Guidelines. The members of our Audit Committee also meet the additional independence requirements set forth in the NASDAQ Listing Rules and the SEC rules for Audit Committee members.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements. As set forth in its charter, the Audit Committee acts only in an oversight capacity and relies on the work and assurances of both management, which has primary responsibilities for our financial statements and reports, as well as the independent registered public accounting firm that is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        The Audit Committee met sixteen (16) times either in person or by telephone during fiscal year 2009. In the course of these meetings, the Audit Committee met with management and our independent auditors and reviewed the results of the audit examinations, evaluations of our internal controls and the overall quality of our financial reporting.

        The Audit Committee believes that a candid, substantive and focused dialogue with the independent registered public accounting firm is fundamental to the Audit Committee's oversight responsibilities. To support this belief, the Audit Committee periodically meets separately with the independent auditors, without management present. In the course of its discussions in these meetings, the Audit Committee asked a number of questions intended to bring to light any areas of potential concern related to our financial reporting and internal controls. These questions include:

  •
  Are there any significant accounting judgments, estimates or adjustments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

  •
  Based on the auditors' experience, and their knowledge of our business, do our financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

  •
  Based on the auditors' experience, and their knowledge of our business, have we implemented internal controls and internal audit procedures that are appropriate for our business?

        The Audit Committee approved the engagement of BDO Seidman, LLP as our independent registered public accounting firm for fiscal year 2009 and reviewed with the independent registered public accounting firm their respective overall audit scope and plans. In approving BDO Seidman, LLP, the Audit Committee considered the qualifications of BDO Seidman, LLP and discussed with BDO Seidman, LLP their independence, including a review of the audit and non-audit services provided by them to us. The Audit Committee also discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and it received the written disclosures and the letter from BDO Seidman, LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding BDO Seidman, LLP's communications with Audit Committee concerning independence and has discussed BDO Seidman, LLP's independence with BDO Seidman, LLP.

        Management has reviewed the audited financial statements for fiscal year 2009 with the Audit Committee, including a discussion of the quality and acceptability of the financial reporting, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. In connection with this review and discussion, the Audit Committee asked a number of follow-up questions of management and the independent registered public accounting firm to help give the Audit Committee comfort in connection with its review.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended September 30, 2009, for filing with the SEC.

Respectively submitted by THE AUDIT COMMITTEE
James H. Hugar, Chair Steve Hanson

 OTHER MATTERS

        We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form Proxy to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS
Dated: March 31, 2010	Christopher R. Gardner President and Chief Executive Officer

 APPENDIX A

VITESSE SEMICONDUCTOR CORPORATION

2010 INCENTIVE PLAN

SECTION 1. PURPOSE

        The purpose of the Vitesse Semiconductor Corporation 2010 Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company's stockholders.

SECTION 2. DEFINITIONS

        Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1    Administration of the Plan

        (a)   The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission , and an "outside director" within the meaning of Section 162(m) of the Code, or any successor provision thereto.

        (b)   Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 16 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act.

        (c)   All references in the Plan to the "Committee" shall be, as applicable, to the Board, the Compensation Committee or any other committee or any officer to whom authority has been delegated to administer the Plan.

3.2    Administration and Interpretation by Committee

        (a)   Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (ix) delegate ministerial duties to such of the Company's employees as it so determines; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

        (b)   In no event, however, shall the Committee have the right, without stockholder approval, to (i) lower the price of an option after it is granted, except in connection with adjustments provided in Section 15.1; (ii) take any other action that is treated as a repricing under generally accepted accounting principles; or (iii) cancel an option at a time when its strike price exceeds the fair market value of the underlying stock, in exchange for another option, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

        (c)   The effect on the vesting of an Award of a Company-approved leave of absence or a Participant's reduction in hours of employment or service shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

        (d)   Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1    Authorized Number of Shares

        (a)   50,000,000 shares; plus

        (b)   up to 40,457,825 shares subject to outstanding awards under the Company's 2001 Stock Incentive Plan (the "Prior Plan") on the Effective Date that cease to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in shares) subject to adjustment from time to time as provided in Section 15.1, which shares shall cease, as of such date, to be available for grant and issuance under the Prior Plan and shall instead be available for issuance under the Plan.

        (c)   Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2    Share Usage

        (a)   Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

        (b)   The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

        (c)   Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

        (d)   Notwithstanding the other provisions in this Section 4.2 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

SECTION 5. ELIGIBILITY

        An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

SECTION 6. AWARDS

6.1    Form, Grant and Settlement of Awards

        The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2    Evidence of Awards

        Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3    Dividends and Distributions

        Participants may, if the Committee so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (i) be paid at the same time they are paid to other shareholders and (ii) comply with or qualify for an exemption under Section 409A.

SECTION 7. OPTIONS

7.1    Grant of Options

        The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2    Option Exercise Price

        Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and shall not be less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3    Term of Options

        Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date. For Incentive Stock Options, the Option Term shall be as specified in Section 8.4.

7.4    Exercise of Options

        (a)   The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

        (b)   To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5    Payment of Exercise Price

        The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

        (a)   cash;

        (b)   check or wire transfer;

        (c)   having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

        (d)   tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

        (e)   so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

        (f)    such other consideration as the Committee may permit.

7.6    Effect of Termination of Service

        (a)   The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

        (b)   If the exercise of the Option following a Participant's Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate the registration requirements under the Securities Act or similar requirements under the laws of any state or foreign jurisdiction, then the Option shall remain exercisable until the earlier of (a)the Option Expiration Date and (b) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion) after the Participant's Termination of Service during which the exercise of the Option would not be in violation of such Securities Act or other requirements.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

        Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1    Grant of Stock Appreciation Rights

        The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone ("freestanding"). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2    Payment of SAR Amount

        Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

9.3    Waiver of Restrictions

        The Committee, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1    Grant of Stock Awards, Restricted Stock and Stock Units

        The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2    Vesting of Restricted Stock and Stock Units

        Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3    Waiver of Restrictions

        The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

 SECTION 11. PERFORMANCE AWARDS

11.1    Performance Shares

        The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2    Performance Units

        The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

        Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13. WITHHOLDING

13.1    Payment of Tax Withholding and Other Obligations

        The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award ("tax withholding obligations") and (b) any amounts due from the Participant to the Company or to any Related Company ("other obligations"). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

13.2    Payment Methods

        The Committee, in its sole discretion, may permit or require a Participant to satisfy all or part of the Participant's tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations, (e) selling shares of Common Stock issued under an Award on the open market or to the Company, or (f) taking such other action as may be necessary in the opinion of the Committee to satisfy any applicable tax withholding obligations. The value of the shares so withheld or tendered may not exceed the employer's applicable minimum required tax withholding rate or such other applicable rate as is necessary to avoid adverse treatment for financial accounting purposes, as determined by the Committee in its sole discretion.

SECTION 14. ASSIGNABILITY

        No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 15. ADJUSTMENTS

15.1    Adjustment of Shares

        (a)   In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; (iii) the maximum number and kind of securities set forth in Section 4.3; (iv) the maximum numbers and kind of securities set forth in Section 16.3; and (v) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee, as to the terms of any of the foregoing adjustments shall be conclusive and binding.

        (b)   Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2    Dissolution or Liquidation

        To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3    Change in Control

        Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:

        (a)   All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately exercisable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change in Control and shall terminate at the effective time of the Change in Control; provided, however, that with respect to a Change in Control that is a Company Transaction in which such Awards could be converted, assumed or replaced by the Successor Company, such Awards shall become fully and immediately exercisable, and all applicable restrictions or forfeiture provisions shall lapse, only if and to the extent such Awards are not converted, assumed or replaced by the Successor Company.

        For the purposes of this Section 15.3(a), an Award shall be considered converted, assumed or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

        (b)   All Performance Shares or Performance Units earned and outstanding as of the date the Change in Control is determined to have occurred and for which the payout level has been determined shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any remaining Performance Shares or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Change in Control and shall be payable in accordance with the payout schedule pursuant to the instrument evidencing the Award. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

        (c)   Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide in the event of a Change in Control that is a Company Transaction that a Participant's outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (whether or not then vested and exercisable) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.

15.4    Further Adjustment of Awards

        Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

15.5    No Limitations

        The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6    Fractional Shares

        In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

15.7    Section 409A

        Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered "deferred compensation" within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 15 to Awards that are not considered "deferred compensation" subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 16. CODE SECTION 162(m) PROVISIONS

        Notwithstanding any other provision of the Plan to the contrary, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 16 is applicable to such Award.

16.1    Performance Criteria

        (a)   If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following "performance criteria" for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the "Performance Criteria").

        (b)   Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

        (c)   The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management's Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company's annual report to stockholders for the applicable year, (vi) acquisitions or divestitures, (vii) foreign exchange gains and losses, and (viii) gains and losses on asset sales. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that satisfies the requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

16.2    Compensation Committee Certification; Adjustment of Awards

        (a)   After the completion of each performance period, the Compensation Committee shall certify the extent to which any performance goal established under this Section 16 has been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting, as applicable, of any Award subject to this Section 16.

        (b)   Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

16.3    Limitations

        (a)   Subject to adjustment from time to time as provided in Section 15.1, no Covered Employee may be granted Awards other than Performance Units subject to this Section 16 in any calendar year period with respect to more than 5,000,000 shares of Common Stock for such Awards, except that the Company may make additional onetime grants of such Awards for up to 5,000,000 shares to newly hired or newly promoted individuals, and the maximum dollar value payable with respect to Performance Units or other awards payable in cash subject to this Section 16 granted to any Covered Employee in any one calendar year is $3,000,000.

        (b)   The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

 SECTION 17. AMENDMENT AND TERMINATION

17.1    Amendment, Suspension or Termination

        The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board. Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2    Term of the Plan

        Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the adoption of the Plan by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3    Consent of Participant

        The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

SECTION 18. GENERAL

18.1    No Individual Rights

        No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan. Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.

18.2    Issuance of Shares

        (a)   Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

        (b)   The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

        (c)   As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

        (d)   To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3    Indemnification

        (a)   Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf, unless such loss, cost, liability or expense is a result of such person's own willful misconduct or except as expressly provided by statute.

        (b)   foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4    No Rights as a Stockholder

        Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or Restricted Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5    Compliance with Laws and Regulations

        (a)   In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

        (b)   The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant's employment or service are intended to mean the Participant's "separation from service," within the meaning of Section 409A(a)(2)(A)(i). In addition, if the Participant is a "specified employee," within the meaning of Section 409, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant's "separation from service," within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant's death, the Participant's estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant's separation from service or the Participant's death. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.

18.6    Participants in Other Countries or Jurisdictions

        Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7    No Trust or Fund

        The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8    Successors

        All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9    Severability

        If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10    Choice of Law and Venue

        The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Delaware.

18.11    Legal Requirements

        The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE

        The effective date (the "Effective Date") is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within 12 months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

 APPENDIX A

DEFINITIONS

        As used in the Plan,

        "Acquired Entity" means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

        "Award" means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

        "Board" means the Board of Directors of the Company.

        "Cause," unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

        "Change in Control," unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

        (a)   an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (1) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) an acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction;

        (b)   a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board; or

        (c)   the consummation of a Company Transaction.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" has the meaning set forth in Section 3.1.

        "Common Stock" means the common stock, no par value, of the Company.

        "Company" means Vitesse Semiconductor Corporation, a Delaware corporation.

        "Company Transaction," unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

        (a)   a merger or consolidation of the Company with or into any other company;

        (b)   a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Company's outstanding voting securities; or

        (c)   a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company's assets,

excluding, however, in each case, a transaction pursuant to which

          (i)  the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

         (ii)  no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, a Related Company or a Successor Company) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

        (iii)  individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

        "Compensation Committee" means the Compensation Committee of the Board.

        "Covered Employee" means a "covered employee" as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

        "Disability," unless otherwise defined by the Committee for purposes of the Plan in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

        "Effective Date" has the meaning set forth in Section 19.

        "Eligible Person" means any person eligible to receive an Award as set forth in Section 5.

        "Entity" means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        "Fair Market Value" means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

        "Grant Date" means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

        "Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined for purposes of Section 422 of the Code or any successor provision.

        "Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

        "Option" means a right to purchase Common Stock granted under Section 7.

        "Option Expiration Date" means the last day of the maximum term of an Option.

        "Outstanding Company Common Stock" has the meaning set forth in the definition of "Change in Control."

        "Outstanding Company Voting Securities" has the meaning set forth in the definition of "Change in Control."

        "Parent Company" means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries.

        "Participant" means any Eligible Person to whom an Award is granted.

        "Performance Award" means an Award of Performance Shares or Performance Units granted under Section 11.

        "Performance Criteria" has the meaning set forth in Section 16.1.

        "Performance Share" means an Award of units denominated in shares of Common Stock granted under Section 11.1.

        "Performance Unit" means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

        "Plan" means the Vitesse Semiconductor Corporation 2010 Incentive Plan.

        "Related Company" means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

        "Restricted Stock" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

        "Retirement," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means "Retirement" as defined for purposes of the Plan by the Committee or the Company's chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches "normal retirement age," as that term is defined in Section 411(a)(8) of the Code.

        "Securities Act" means the Securities Act of 1933, as amended from time to time.

        "Section 409A" means Section 409A of the Code.

        "Stock Appreciation Right" or "SAR" means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

        "Stock Award" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

        "Stock Unit" means an Award denominated in units of Common Stock granted under Section 10.

        "Substitute Awards" means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

        "Successor Company" means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

        "Termination of Service" means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant's employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company. A Participant's change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor, or independent contractor of the Company or a Related Company or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

        "Vesting Commencement Date" means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

VITESSE®

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## Annual Meeting Proxy Card

1. Election of Directors:

| Nominee | For | Withhold | Nominee | For | Withhold | Nominee | For | Withhold |
|---|---|---|---|---|---|---|---|---|
| 01 - Christopher R. Gardner | ☐ | ☐ | 02 - Steve P. Hanson | ☐ | ☐ | 03 - James H. Hugar | ☐ | ☐ |
| 04 - G. Grant Lyon | ☐ | ☐ | 05 - Edward Rogas, Jr. | ☐ | ☐ | | | |

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### B Non-Voting Items

**Change of Address** — Please print your new address below.

**Comments** — Please print your comments below.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 0163AD 5 2 D V +   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. For Against Abstain 2. To approve the Vitesse Semiconductor Corporation 2010 Incentive Plan. For Against Abstain 3. To ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2010. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - Christopher R. Gardner 04 - G. Grant Lyon 02 - Steve P. Hanson 05 - Edward Rogas, Jr. 03 - James H. Hugar 1. Election of Directors: For Withhold For Withhold For Withhold 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 0 2 5 2 7 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 Admission Ticket

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  Notice of 2010 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 11, 2010 The undersigned, stockholder of Vitesse Semiconductor Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 31, 2010, and hereby appoints Christopher R. Gardner and Richard C. Yonker, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Vitesse Semiconductor Corporation to be held on May 11, 2010 at 9:00 a.m., local time, at the Hyatt Westlake Plaza in Thousand Oaks, 880 S. Westlake Blvd., Westlake Village, California 91361, and at any adjournment(s) thereof and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on all the matters set forth on the reverse side. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) TO ENSURE AS MANY OF THE NOMINEES FOR THE ELECTION OF DIRECTORS SET FORTH IN PROPOSAL ONE ARE ELECTED AS DIRECTORS, (2) FOR THE APPROVAL OF THE VITESSE SEMICONDUCTOR CORPORATION 2010 INCENTIVE PLAN AS SET FORTH IN PROPOSAL TWO, (3) FOR THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS SET FORTH IN PROPOSAL THREE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF. Proxy — VITESSE SEMICONDUCTOR CORPORATION 2010 Annual Meeting Admission Ticket 2010 Annual Meeting of VITESSE SEMICONDUCTOR CORPORATION May 11, 2010 9:00 a.m. Local Time Hyatt Westlake Plaza Thousand Oaks 880 S. Westlake Blvd. Westlake Village, California 91361 Upon arrival, please present this admission ticket and photo identification at the registration desk. Directions From Los Angeles Int’l Airport: Take Century Blvd. to 405 San Diego Freeway North to 101 West/Ventura Fwy.-North. Exit at Westlake Blvd., turn left. Pass over freeway to first signal and turn left. Hotel is on right. From Burbank Airport: Exit to Hollywood Way South. Turn left onto Alameda Ave. Follow signs to 134 Ventura Fwy.-West. Hwy 134 converts to 101 Ventura Fwy.-North. Exit at Westlake Blvd., turn left. Pass over freeway to first signal and turn left. Hotel is on right.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS May 11, 2010
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 11, 2010
YOUR VOTE IS IMPORTANT
INFORMATION CONCERNING SOLICITATION AND VOTING
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 11, 2010
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO
DESCRIPTION OF THE 2010 INCENTIVE PLAN
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL THREE RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OTHER MATTERS
  APPENDIX A
VITESSE SEMICONDUCTOR CORPORATION 2010 INCENTIVE PLAN SECTION 1. PURPOSE
SECTION 2. DEFINITIONS
SECTION 3. ADMINISTRATION
SECTION 4. SHARES SUBJECT TO THE PLAN
SECTION 5. ELIGIBILITY
SECTION 6. AWARDS
SECTION 7. OPTIONS
SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS
SECTION 9. STOCK APPRECIATION RIGHTS
SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS
SECTION 11. PERFORMANCE AWARDS
SECTION 12. OTHER STOCK OR CASH-BASED AWARDS
SECTION 13. WITHHOLDING
SECTION 14. ASSIGNABILITY
SECTION 15. ADJUSTMENTS
SECTION 16. CODE SECTION 162(m) PROVISIONS
SECTION 17. AMENDMENT AND TERMINATION
SECTION 18. GENERAL
SECTION 19. EFFECTIVE DATE
APPENDIX A DEFINITIONS